UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM N-CSR

Investment Company Act file number: 811-04049

Deutsche Income Trust

(Exact Name of Registrant as Specified in Charter)

345 Park Avenue

New York, NY 10154-0004

(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, including Area Code: (212) 250-3220

Paul Schubert

60 Wall Street

New York, NY 10005

(Name and Address of Agent for Service)

Date of fiscal year end:	10/31

Date of reporting period:	10/31/2016

ITEM 1.	REPORT TO STOCKHOLDERS

October 31, 2016

Annual Report
to Shareholders

Deutsche Global High Income Fund

Contents

3 Letter to Shareholders

5 Portfolio Management Review

11 Performance Summary

14 Investment Portfolio

34 Statement of Assets and Liabilities

36 Statement of Operations

38 Statements of Changes in Net Assets

39 Financial Highlights

43 Notes to Financial Statements

60 Report of Independent Registered Public Accounting Firm

61 Information About Your Fund's Expenses

62 Tax Information

63 Advisory Agreement Board Considerations and Fee Evaluation

68 Board Members and Officers

73 Account Management Resources

This report must be preceded or accompanied by a prospectus. To obtain a summary prospectus, if available, or prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the fund's objectives, risks, charges and expenses carefully before investing. The summary prospectus and prospectus contain this and other important information about the fund. Please read the prospectus carefully before you invest.

Bond investments are subject to interest-rate, credit, liquidity and market risks to varying degrees. When interest rates rise, bond prices generally fall. Credit risk refers to the ability of an issuer to make timely payments of principal and interest. Investments in lower-quality ("junk bonds") and non-rated securities present greater risk of loss than investments in higher-quality securities. Investing in derivatives entails special risks relating to liquidity, leverage and credit that may reduce returns and/or increase volatility. Emerging markets tend to be more volatile and less liquid than the markets of more mature economies, and generally have less diverse and less mature economic structures and less stable political systems than those of developed countries. Investing in foreign securities presents certain risks, such as currency fluctuations, political and economic changes, and market risks. The fund may lend securities to approved institutions. See the prospectus for details.

Deutsche Asset Management represents the asset management activities conducted by Deutsche Bank AG or any of its subsidiaries.

NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE  NOT A DEPOSIT NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Letter to Shareholders

Dear Shareholder:

Today’s low-return investment environment — punctuated by periods of short-term volatility and plenty of opinions in the financial media — can be a challenge for those of us just trying to keep our portfolios moving forward.

Let’s face it: a report about the obstacles to economic growth grabs more attention than an article about the slow, steady improvement of the economy. The fact is, we continue to see the U.S. economy remaining on a moderate expansionary path. Although net exports are still challenged by modest global growth, most metrics suggest the labor market here at home continues to heal, which, along with low interest rates, is supporting the consumer.

Is action necessary? Numerous studies have found that acting impulsively on negative financial news can actually reduce your overall investment returns over time. That’s because there is a good chance you’ll miss the gains to be achieved if the market or a specific security recovers from a brief setback. So, assuming you have built your portfolio based on long-term needs and an honest assessment of your risk tolerance, short-term fluctuations should not cause an extreme level of worry.

As a global asset manager with decades of experience in helping investors through multiple market cycles, we want you to know and trust that our global intelligence, expertise and resources are here to support you. As always, we appreciate the opportunity to help you meet your goals.

Best regards,

Brian Binder President, Deutsche Funds

Assumptions, estimates and opinions contained in this document constitute our judgment as of the date of the document and are subject to change without notice. Any projections are based on a number of assumptions as to market conditions and there can be no guarantee that any projected results will be achieved. Past performance is not a guarantee of future results.

Portfolio Management Review (Unaudited)

Market Overview and Fund Performance

All performance information below is historical and does not guarantee future results. Returns shown are for Class A shares, unadjusted for sales charges. Investment return and principal fluctuate, so your shares may be worth more or less when redeemed. Current performance may differ from performance data shown. Please visit deutschefunds.com for the most recent month-end performance of all share classes. Fund performance includes reinvestment of all distributions. Unadjusted returns do not reflect sales charges and would have been lower if they had. Please refer to pages 11 through 13 for more complete performance information.

Deutsche Global High Income Fund returned 8.42% during the 12-month period ended October 31, 2016. The fund underperformed the 10.27% return of its benchmark, the BofA Merrill Lynch Non-Financial Developed Markets High Yield Constrained Index, but it outperformed the 6.95% average return of the funds in its Morningstar peer group, High Yield Bond Funds. The fund has also outpaced the peer group in the three-, five- and 10-year periods ended October 31, 2016.

Investment Process

Portfolio management uses primarily a bottom-up approach by using relative value and fundamental analysis to select securities within each industry, and a top-down approach to assess the overall risk and return in the market.

Global high-yield bonds generated strong total returns in the past year, albeit with elevated volatility. From the beginning of the period through the middle of February, the below-investment-grade bond market moved lower as yield spreads widened. Declining commodity prices — especially for oil — strongly contributed to the poor market performance in this period, as many commodity-related issuers in the high-yield space were affected by weaker earnings outlooks and increased default risk. High yield was also pressured by worries about slowing global growth and the associated decline in investor risk appetites.

The negative tone began to lighten in mid-February as growth concerns eased and commodity prices stabilized. Additionally, several of the world’s major central banks — including the European Central Bank and the Bank of Japan — sought to stimulate their respective economies by implementing more aggressive interest-rate policies. These shifts resulted in lower, and in some cases negative, developed-market government bond yields. Likewise, the U.S. Federal Reserve Board (the Fed) chose to extend its "lower for longer" rate policy in response to tepid U.S. growth. The falling yields for high-quality bonds fueled additional investor interest in better-yielding, riskier asset classes, including high yield. Although the markets experienced brief volatility following the United Kingdom’s late-June vote to exit the European Union ("Brexit"), the news did not have a lasting effect on either region.

Consistent with the improvement in investor risk appetites, lower-rated issues produced the best relative performance. CCC-rated debt finished ahead of bonds rated BB, which in turn outpaced single Bs. European high-yield debt lagged the U.S. market, as gauged by the 6.16% return of the BofA Merrill Lynch European Currency High Yield Constrained Index. While Europe held up reasonably well in the sell-off due to its smaller weighting in energy and commodity issues, the subsequent rally enabled the U.S. market to overcome its earlier underperformance in the second half of the period.

"We continue to manage the portfolio from a long-term perspective rather than taking excessive risks in an effort to boost short-term returns."

Fund Performance

We continued to seek specific, bottom-up opportunities where the yields provided favorable compensation for the underlying risks. We found a lower percentage representation of such securities among bonds rated CCC and below, which was a modest headwind to results given that lower-rated debt outperformed. Nevertheless, we think our risk-conscious approach is prudent from a longer-term standpoint.

Among individual positions, an underweight in the debt of the Brazilian integrated energy producer Petrobras — which was issued through Petrobras Global Finance B.V. — was a key detractor. Investors viewed the company as being a key beneficiary of the perceived improvements in Brazil’s economic and political outlook. Similarly, our lack of a position in the bonds issued by the energy firms Petroleos de Venezuela SA and Gaz Capital S.A. detracted from performance as well.

On the positive side, the metals and mining company Teck Resources Ltd. was a leading contributor. The company’s bonds were supported by the recovery in commodity prices, combined with its actions to reduce debt. The fund’s position in the oil and gas producer Continental Resources, Inc. also gained ground, as rising oil prices led to improving investor sentiment regarding the long-term viability of lower-rated energy companies. The bonds of Freeport-McMoran Inc. — a global metals, mining and energy exploration firm — traded stronger behind the recovery in commodities. Additionally, Freeport actively repaid debt and improved the health of its balance sheet.

Outlook and Positioning

We see a number of reasons for optimism with regard to the world high-yield market. We believe the forecasts for modest growth will enable continued accommodation by global central banks, which would drive a further search for yield. In addition, we see steady growth creating a healthier foundation for commodities and the related bond issues. We also think the default rate will remain muted thanks to the recovery in energy prices and the heavy use of new-issue proceeds to refinance near-term maturities. Possible disruptions to this favorable outlook include more aggressive Fed actions and lingering geopolitical/macroeconomic issues, including the implementation of Brexit in the United Kingdom.

We held a positive view on B– rated bonds, which we saw as offering the best risk-adjusted return potential in the U.S. high-yield market. We were less enthusiastic on the prospects for BBs, and we remained on the lookout for credits to reduce or sell in the CCC-rated tier. Overall, we continued to manage the portfolio from a long-term perspective rather than taking excessive risks in an effort to boost short-term returns. Instead, we sought to generate outperformance over a multiyear period by achieving an appropriate balance of risk and return.

Portfolio Management Team

Gary Russell, CFA, Managing Director

Portfolio Manager of the fund. Began managing the fund in 2006.

— Joined Deutsche Asset Management in 1996. Served as the Head of the High Yield group in Europe and as an Emerging Markets Portfolio Manager.

— Prior to that, he spent four years at Citicorp as a research analyst and structurer of collateralized mortgage obligations. Prior to Citicorp, he served as an officer in the US Army from 1988 to 1991.

— Head of US High Yield Bonds: New York.

— BS, United States Military Academy (West Point); MBA, New York University, Stern School of Business.

Thomas R. Bouchard, Director

Portfolio Manager of the fund. Began managing the fund in 2016.

— Joined Deutsche Asset Management in 2006 with 6 years of industry experience. Prior to joining, served as a High Yield Investment Analyst at Flagship Capital Management. He also served as an officer in the US Army from 1989 to 1997.

— Portfolio Manager for High Yield Strategies: New York.

— BS, University of Wisconsin — Madison; MBA in Finance, Boston College; MA in Strategic Studies from US Army War College.

The views expressed reflect those of the portfolio management team only through the end of the period of the report as stated on the cover. The management team's views are subject to change at any time based on market and other conditions and should not be construed as a recommendation. Past performance is no guarantee of future results. Current and future portfolio holdings are subject to risk.

Terms to Know

The BofA Merrill Lynch Non-Financial Developed Markets High Yield Constrained Index contains all securities in the BofA Merrill Lynch Global High Yield Index that are non-financials and are from developed markets countries, but caps issuer exposure at 2%.

The BofA Merrill Lynch Euro High Yield Constrained Index is designed to track the performance of euro- and British pound sterling-denominated below-investment-grade corporate debt publicly issued in the eurobond, sterling domestic or euro domestic markets by issuers around the world.

Index returns do not reflect fees or expenses and it is not possible to invest directly into an index.

The Morningstar High Yield Bond Funds category represents portfolios that primarily invest in U.S. high-income debt securities where at least 65% or more of bond assets are not rated or are rated by a major agency such as Standard & Poor’s or Moody’s at the level of BB (considered speculative for taxable bonds) and below. Category returns assume reinvestment of dividends. It is not possible to invest directly in a Morningstar category.

Overweight means a fund holds a higher weighting in a given sector or individual security compared with its benchmark index; underweight means a fund holds a lower weighting.

Performance Summary October 31, 2016 (Unaudited)

Class A	1-Year	5-Year	10-Year
Average Annual Total Returns as of 10/31/16
Unadjusted for Sales Charge	8.42%	6.55%	6.14%
Adjusted for the Maximum Sales Charge (max 4.50% load)	3.54%	5.58%	5.65%
Bank of America Merrill Lynch Non-Financial Developed Markets High Yield Constrained Index†	10.27%	7.37%	7.40%
Bank of America Merrill Lynch Global High Yield Constrained — USD Hedged Index††	10.57%	7.92%	7.99%
Class C	1-Year	5-Year	10-Year
Average Annual Total Returns as of 10/31/16
Unadjusted for Sales Charge	7.76%	5.79%	5.37%
Adjusted for the Maximum Sales Charge (max 1.00% CDSC)	7.76%	5.79%	5.37%
Bank of America Merrill Lynch Non-Financial Developed Markets High Yield Constrained Index†	10.27%	7.37%	7.40%
Bank of America Merrill Lynch Global High Yield Constrained — USD Hedged Index††	10.57%	7.92%	7.99%
Class S	1-Year	5-Year	10-Year
Average Annual Total Returns as of 10/31/16
No Sales Charges	8.78%	6.81%	6.36%
Bank of America Merrill Lynch Non-Financial Developed Markets High Yield Constrained Index†	10.27%	7.37%	7.40%
Bank of America Merrill Lynch Global High Yield Constrained — USD Hedged Index††	10.57%	7.92%	7.99%
Institutional Class	1-Year	5-Year	10-Year
Average Annual Total Returns as of 10/31/16
No Sales Charges	8.75%	6.89%	6.50%
Bank of America Merrill Lynch Non-Financial Developed Markets High Yield Constrained Index†	10.27%	7.37%	7.40%
Bank of America Merrill Lynch Global High Yield Constrained — USD Hedged Index††	10.57%	7.92%	7.99%

Performance in the Average Annual Total Returns table(s) above and the Growth of an Assumed $10,000 Investment line graph that follows is historical and does not guarantee future results. Investment return and principal fluctuate, so your shares may be worth more or less when redeemed. Current performance may differ from performance data shown. Please visit deutschefunds.com for the Fund's most recent month-end performance. Fund performance includes reinvestment of all distributions. Unadjusted returns do not reflect sales charges and would have been lower if they had.

The gross expense ratios of the Fund, as stated in the fee table of the prospectus dated February 1, 2016, are 1.08%, 1.83%, 0.88% and 0.78% for Class A, Class C, Class S and Institutional Class shares, respectively, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report.

The Fund may charge a 2% fee for redemptions of shares held less than 30 days.

Index returns do not reflect any fees or expenses and it is not possible to invest directly into an index.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Growth of an Assumed $10,000 Investment (Adjusted for Maximum Sales Charge)

■ Deutsche Global High Income Fund — Class A

■ Bank of America Merrill Lynch Non-Financial Developed Markets High Yield Constrained Index †

■ Bank of America Merrill Lynch Global High Yield Constrained — USD Hedged Index††

Yearly periods ended October 31

The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 4.5%. This results in a net initial investment of $9,550.

The growth of $10,000 is cumulative.

Performance of other share classes will vary based on the sales charges and the fee structure of those classes.

† Bank of America Merrill Lynch Non-Financial Developed Markets High Yield Constrained Index contains all securities in the Bank of America Merrill Lynch Global High Yield Index that are non-financials and from developed markets countries, but caps issuer exposure at 2%.

†† Bank of America Merrill Lynch Global High Yield Constrained — USD Hedged Index tracks the performance of below investment grade bonds of corporate issuers domiciled in countries having an investment grade foreign currency long term debt rating. The index limits the percentage represented by any single issuer in the index.

On June 1, 2016, the Bank of America Merrill Lynch Non-Financial Developed Markets High Yield Constrained Index replaced the Bank of America Merrill Lynch Global High Yield Constrained Index as the fund’s comparative broad-based securities market index because the Advisor believes the Bank of America Merrill Lynch Non-Financial Developed Markets High Yield Constrained Index more closely reflects the fund’s investment strategies.

	Class A	Class C	Class S	Institutional Class
Net Asset Value
10/31/16	$ 6.70	$ 6.73	$ 6.74	$ 6.68
10/31/15	$ 6.61	$ 6.64	$ 6.65	$ 6.59
Distribution Information as of 10/31/16
Income Dividends, Twelve Months	$ .31	$ .26	$ .32	$ .32
October Income Dividend	$ .0271	$ .0230	$ .0288	$ .0291
Capital Gain Distributions, Twelve Months	$ .12	$ .12	$ .12	$ .12
Return of Capital	$ .02	$ .02	$ .02	$ .02
SEC 30-day Yield‡‡	3.84%	3.27%	4.28%	4.39%
Current Annualized Distribution Rate‡‡	4.85%	4.10%	5.13%	5.23%

‡‡ The SEC yield is net investment income per share earned over the year ended October 31, 2016, shown as an annualized percentage of the maximum offering price per share on the last day of the period. The SEC yield is computed in accordance with a standardized method prescribed by the Securities and Exchange Commission. The SEC yields would have been 4.27% for Class S shares had certain expenses not been reduced. Current annualized distribution rate is the latest monthly dividend shown as an annualized percentage of net asset value on October 31, 2016. Distribution rate simply measures the level of dividends and is not a complete measure of performance. The current annualized distribution rates would have been 5.12% for Class S shares had certain expenses not been reduced. Yields and distribution rates are historical, not guaranteed and will fluctuate.

Investment Portfolio as of October 31, 2016

		Principal Amount ($)(a)	Value ($)

Corporate Bonds 97.2%
Consumer Discretionary 26.0%
Adient Global Holdings Ltd., 144A, 4.875%, 8/15/2026		1,445,000	1,421,302
Allison Transmission, Inc., 144A, 5.0%, 10/1/2024		1,025,000	1,045,500
Ally Financial, Inc.:
4.125%, 3/30/2020		2,615,000	2,657,494
5.75%, 11/20/2025		1,545,000	1,581,694
Altice Financing SA:
144A, 6.5%, 1/15/2022		330,000	344,933
144A, 7.5%, 5/15/2026		2,630,000	2,708,900
Altice Finco SA:
144A, 8.125%, 1/15/2024 (b)		200,000	205,000
144A, 9.875%, 12/15/2020		445,000	471,144
Altice Luxembourg SA:
144A, 7.25%, 5/15/2022	EUR	890,000	1,035,618
144A, 7.75%, 5/15/2022		2,000,000	2,088,750
Altice U.S. Finance I Corp., 144A, 5.5%, 5/15/2026		1,630,000	1,662,600
AMC Entertainment Holdings, Inc., 144A, 5.875%, 11/15/2026 (c)		910,000	913,412
AMC Entertainment, Inc., 5.875%, 2/15/2022		430,000	446,663
Asbury Automotive Group, Inc., 6.0%, 12/15/2024		2,155,000	2,219,650
Ashton Woods U.S.A. LLC, 144A, 6.875%, 2/15/2021		30,000	29,400
Beacon Roofing Supply, Inc., 6.375%, 10/1/2023		420,000	449,400
Boyd Gaming Corp., 6.875%, 5/15/2023		310,000	331,700
Cable Communications Systems NV, 144A, 7.5%, 11/1/2020	EUR	400,000	455,742
CalAtlantic Group, Inc., 5.25%, 6/1/2026		2,030,000	2,009,700
Caleres, Inc., 6.25%, 8/15/2023		270,000	284,175
CCO Holdings LLC:
144A, 5.125%, 5/1/2023		830,000	856,975
144A, 5.5%, 5/1/2026		3,770,000	3,861,913
144A, 5.875%, 4/1/2024		765,000	808,987
144A, 5.875%, 5/1/2027		1,040,000	1,089,400
Cequel Communications Holdings I LLC:
144A, 5.125%, 12/15/2021		1,216,000	1,197,760
144A, 6.375%, 9/15/2020		1,655,000	1,704,650
Churchill Downs, Inc., 144A, 5.375%, 12/15/2021		375,000	388,125
Clear Channel Worldwide Holdings, Inc.:
Series A, 6.5%, 11/15/2022		255,000	256,275
Series B, 6.5%, 11/15/2022		690,000	702,765
Series A, 7.625%, 3/15/2020		210,000	198,450
Cogeco Communications, Inc., 144A, 4.875%, 5/1/2020		1,865,000	1,925,612
Cooper-Standard Automotive, Inc., 144A, 5.625%, 11/15/2026 (c)		600,000	603,000
CSC Holdings LLC:
5.25%, 6/1/2024 (b)		500,000	467,500
144A, 5.5%, 4/15/2027 (b)		2,970,000	3,012,694
144A, 6.625%, 10/15/2025		300,000	325,125
144A, 10.125%, 1/15/2023		1,395,000	1,572,862
144A, 10.875%, 10/15/2025		720,000	828,000
Dana, Inc.:
5.375%, 9/15/2021		200,000	207,375
5.5%, 12/15/2024 (b)		410,000	424,350
DISH DBS Corp.:
5.875%, 7/15/2022		300,000	309,750
6.75%, 6/1/2021		90,000	96,694
Fiat Chrysler Automobiles NV:
4.5%, 4/15/2020 (b)		945,000	968,625
5.25%, 4/15/2023 (b)		6,000,000	6,120,000
Global Partners LP, 7.0%, 6/15/2023 (b)		525,000	501,375
GLP Capital LP, 5.375%, 4/15/2026		1,080,000	1,147,500
Goodyear Tire & Rubber Co.:
5.0%, 5/31/2026		585,000	590,119
5.125%, 11/15/2023		420,000	433,650
Group 1 Automotive, Inc.:
5.0%, 6/1/2022		930,000	927,675
144A, 5.25%, 12/15/2023 (b)		1,505,000	1,497,475
Hanesbrands Finance Luxembourg SCA, 144A, 3.5%, 6/15/2024	EUR	990,000	1,138,829
Hanesbrands, Inc., 144A, 4.875%, 5/15/2026		1,030,000	1,048,025
HD Supply, Inc., 144A, 5.75%, 4/15/2024		405,000	425,250
Hilton Domestic Operating Co., Inc., 144A, 4.25%, 9/1/2024		410,000	411,025
Hot Topic, Inc., 144A, 9.25%, 6/15/2021		285,000	302,100
HP Pelzer Holding GmbH, 144A, 7.5%, 7/15/2021	EUR	1,335,000	1,567,495
Lennar Corp., 4.75%, 11/15/2022		600,000	624,000
Live Nation Entertainment, Inc.:
144A, 4.875%, 11/1/2024		1,785,000	1,780,537
144A, 5.375%, 6/15/2022		105,000	108,675
LKQ Italia Bondco SpA, 144A, 3.875%, 4/1/2024	EUR	880,000	1,027,604
MDC Partners, Inc., 144A, 6.5%, 5/1/2024 (b)		355,000	302,638
Mediacom Broadband LLC, 6.375%, 4/1/2023		440,000	457,600
Mobilux Finance SAS, 144A, 5.5%, 11/15/2024	EUR	700,000	782,349
NCL Corp., Ltd., 144A, 4.625%, 11/15/2020		610,000	617,625
Nielsen Finance LLC, 144A, 5.0%, 4/15/2022		310,000	316,200
Penske Automotive Group, Inc.:
5.375%, 12/1/2024		1,485,000	1,492,425
5.5%, 5/15/2026		745,000	739,412
Performance Food Group, Inc., 144A, 5.5%, 6/1/2024		355,000	365,650
Rivers Pittsburgh Borrower LP, 144A, 6.125%, 8/15/2021		265,000	273,613
Sabre GLBL, Inc.:
144A, 5.25%, 11/15/2023		140,000	143,675
144A, 5.375%, 4/15/2023		50,000	51,313
Schaeffler Finance BV, 144A, 4.75%, 5/15/2023		2,290,000	2,361,562
Seminole Hard Rock Entertainment, Inc., 144A, 5.875%, 5/15/2021		235,000	232,944
Serta Simmons Bedding LLC, 144A, 8.125%, 10/1/2020		435,000	451,878
SFR Group SA:
144A, 6.0%, 5/15/2022		860,000	881,775
144A, 7.375%, 5/1/2026		1,685,000	1,701,850
Springs Industries, Inc., 6.25%, 6/1/2021		565,000	587,600
Suburban Propane Partners LP, 5.75%, 3/1/2025		300,000	306,000
Telenet Finance VI Luxembourg SCA, 144A, 4.875%, 7/15/2027	EUR	2,000,000	2,289,688
Toll Brothers Finance Corp., 4.875%, 11/15/2025		1,685,000	1,718,700
Unitymedia GmbH, 144A, 3.75%, 1/15/2027	EUR	1,200,000	1,249,986
Unitymedia Hessen GmbH & Co., KG:
144A, 3.5%, 1/15/2027	EUR	2,000,000	2,154,335
144A, 4.0%, 1/15/2025	EUR	890,000	1,008,750
144A, 5.5%, 1/15/2023		4,990,000	5,170,887
UPCB Finance IV Ltd.:
144A, 4.0%, 1/15/2027	EUR	2,000,000	2,154,335
144A, 5.375%, 1/15/2025		5,085,000	5,161,275
Viking Cruises Ltd.:
144A, 6.25%, 5/15/2025		520,000	475,800
144A, 8.5%, 10/15/2022		390,000	393,900
Virgin Media Finance PLC, 144A, 4.5%, 1/15/2025	EUR	1,000,000	1,088,419
Virgin Media Secured Finance PLC:
144A, 5.25%, 1/15/2026		7,160,000	7,086,252
144A, 5.5%, 8/15/2026		790,000	796,912
WMG Acquisition Corp., 144A, 5.0%, 8/1/2023		370,000	374,625
Ziggo Bond Finance BV, 144A, 4.625%, 1/15/2025	EUR	870,000	966,981
			107,977,952
Consumer Staples 3.3%
Barry Callebaut Services NV, 144A, 5.5%, 6/15/2023		3,170,000	3,463,859
Cott Beverages, Inc.:
5.375%, 7/1/2022		915,000	928,725
6.75%, 1/1/2020		410,000	425,887
Cott Corp., 144A, 5.5%, 7/1/2024	EUR	1,500,000	1,735,132
FAGE International SA, 144A, 5.625%, 8/15/2026		2,040,000	2,106,300
JBS Investments GmbH, 144A, 7.25%, 4/3/2024 (b)		1,540,000	1,555,400
JBS U.S.A. LUX SA:
144A, 5.75%, 6/15/2025		815,000	798,700
144A, 7.25%, 6/1/2021		1,050,000	1,076,250
Pilgrim's Pride Corp., 144A, 5.75%, 3/15/2025		410,000	419,225
Post Holdings, Inc.:
144A, 5.0%, 8/15/2026		1,215,000	1,178,550
144A, 6.75%, 12/1/2021		190,000	203,300
Smithfield Foods, Inc., 6.625%, 8/15/2022		17,000	17,914
			13,909,242
Energy 11.5%
Antero Midstream Partners LP, 144A, 5.375%, 9/15/2024		675,000	680,062
Antero Resources Corp.:
5.125%, 12/1/2022		730,000	735,475
5.375%, 11/1/2021		520,000	527,800
5.625%, 6/1/2023		415,000	423,300
Blue Racer Midstream LLC, 144A, 6.125%, 11/15/2022		1,560,000	1,524,900
Carrizo Oil & Gas, Inc., 6.25%, 4/15/2023 (b)		520,000	534,300
Cheniere Corpus Christi Holdings LLC, 144A, 7.0%, 6/30/2024		1,075,000	1,139,500
Chesapeake Energy Corp., 6.625%, 8/15/2020		1,500,000	1,417,500
Continental Resources, Inc.:
3.8%, 6/1/2024		750,000	690,000
4.5%, 4/15/2023		700,000	666,750
5.0%, 9/15/2022 (b)		2,183,000	2,139,340
Corral Petroleum Holdings AB, 144A, 11.75%, 5/15/2021 (PIK)	EUR	1,000,000	1,037,374
Crestwood Midstream Partners LP:
6.125%, 3/1/2022		400,000	409,000
6.25%, 4/1/2023		1,745,000	1,766,812
Diamondback Energy, Inc., 144A, 4.75%, 11/1/2024		1,335,000	1,335,000
Freeport-McMoran Oil & Gas LLC:
6.5%, 11/15/2020		2,440,000	2,491,850
6.875%, 2/15/2023		700,000	726,250
Gulfport Energy Corp.:
144A, 6.0%, 10/15/2024		365,000	371,844
6.625%, 5/1/2023		210,000	220,500
Hilcorp Energy I LP:
144A, 5.0%, 12/1/2024		895,000	872,625
144A, 5.75%, 10/1/2025		735,000	736,837
Holly Energy Partners LP, 144A, 6.0%, 8/1/2024		800,000	832,000
Ithaca Energy, Inc., 144A, 8.125%, 7/1/2019		345,000	326,025
Laredo Petroleum, Inc.:
5.625%, 1/15/2022 (b)		700,000	682,500
6.25%, 3/15/2023 (b)		630,000	633,150
MEG Energy Corp., 144A, 6.375%, 1/30/2023		3,340,000	2,755,500
Murphy Oil Corp., 6.875%, 8/15/2024		590,000	622,423
Newfield Exploration Co.:
5.375%, 1/1/2026		2,310,000	2,373,525
5.75%, 1/30/2022		260,000	271,050
Oasis Petroleum, Inc.:
6.5%, 11/1/2021		185,000	183,844
6.875%, 3/15/2022		1,430,000	1,415,700
6.875%, 1/15/2023		360,000	352,800
PDC Energy, Inc., 144A, 6.125%, 9/15/2024		860,000	894,400
Petrobras Global Finance BV:
8.375%, 5/23/2021		1,560,000	1,725,828
8.75%, 5/23/2026		1,000,000	1,126,500
Range Resources Corp.:
4.875%, 5/15/2025 (b)		865,000	826,516
144A, 5.875%, 7/1/2022		395,000	401,913
Rice Energy, Inc., 7.25%, 5/1/2023 (b)		1,105,000	1,171,300
Sabine Pass Liquefaction LLC:
144A, 5.0%, 3/15/2027		1,425,000	1,449,937
5.625%, 2/1/2021		1,430,000	1,505,075
5.625%, 4/15/2023		1,000,000	1,062,500
5.625%, 3/1/2025		985,000	1,042,278
144A, 5.875%, 6/30/2026		1,280,000	1,379,456
Sunoco LP:
5.5%, 8/1/2020		320,000	324,800
6.375%, 4/1/2023		305,000	311,863
Tesoro Logistics LP, 6.375%, 5/1/2024		225,000	242,438
Whiting Petroleum Corp.:
5.0%, 3/15/2019		715,000	679,250
5.75%, 3/15/2021 (b)		1,200,000	1,113,000
WPX Energy, Inc.:
6.0%, 1/15/2022 (b)		400,000	399,000
7.5%, 8/1/2020		500,000	526,875
8.25%, 8/1/2023		560,000	604,800
			47,683,265
Financials 4.6%
AerCap Ireland Capital Ltd.:
3.95%, 2/1/2022		790,000	805,184
4.625%, 10/30/2020		2,805,000	2,952,262
5.0%, 10/1/2021		5,755,000	6,114,687
Alliance Data Systems Corp., 144A, 5.25%, 11/15/2023	EUR	750,000	825,124
CIT Group, Inc.:
5.0%, 8/15/2022		2,900,000	3,092,125
5.0%, 8/1/2023		500,000	532,550
CNO Financial Group, Inc., 5.25%, 5/30/2025		315,000	318,150
Dana Financing Luxembourg Sarl, 144A, 6.5%, 6/1/2026		1,365,000	1,452,019
Lincoln Finance Ltd., 144A, 7.375%, 4/15/2021		295,000	317,125
Mercury Bondco PLC, 144A, 8.25%, 5/30/2021	EUR	2,000,000	2,305,276
Seminole Tribe of Florida, Inc., 144A, 7.804%, 10/1/2020		370,000	374,625
			19,089,127
Health Care 6.8%
Alere, Inc., 144A, 6.375%, 7/1/2023		420,000	432,600
Community Health Systems, Inc., 5.125%, 8/1/2021 (b)		810,000	755,325
Concordia International Corp., 144A, 9.0%, 4/1/2022		480,000	468,000
Endo Finance LLC:
144A, 5.375%, 1/15/2023		455,000	386,750
144A, 5.75%, 1/15/2022		425,000	382,500
Endo Ltd.:
144A, 6.0%, 7/15/2023		465,000	404,550
144A, 6.5%, 2/1/2025		315,000	265,388
Fresenius U.S. Finance II, Inc., 144A, 4.5%, 1/15/2023		3,495,000	3,643,537
HCA, Inc.:
4.5%, 2/15/2027		3,225,000	3,184,687
4.75%, 5/1/2023		2,000,000	2,082,500
5.25%, 6/15/2026		1,245,000	1,301,025
5.875%, 2/15/2026		3,025,000	3,176,250
7.5%, 2/15/2022		799,000	909,262
HomeVi SAS, 144A, 6.875%, 8/15/2021	EUR	2,220,000	2,597,604
Horizon Pharma, Inc., 6.625%, 5/1/2023 (b)		325,000	306,719
LifePoint Health, Inc.:
144A, 5.375%, 5/1/2024 (b)		610,000	606,218
5.875%, 12/1/2023		615,000	624,225
Mallinckrodt International Finance SA:
144A, 4.875%, 4/15/2020		170,000	170,638
144A, 5.625%, 10/15/2023		345,000	324,300
Quintiles IMS, Inc., 144A, 6.0%, 11/1/2020		485,000	492,275
Tenet Healthcare Corp., 4.35%**, 6/15/2020		395,000	397,963
Valeant Pharmaceuticals International, Inc.:
144A, 5.375%, 3/15/2020 (b)		1,775,000	1,535,375
144A, 5.875%, 5/15/2023		720,000	567,000
144A, 6.125%, 4/15/2025		1,485,000	1,173,150
144A, 7.5%, 7/15/2021		2,100,000	1,869,000
			28,056,841
Industrials 8.4%
ADT Corp.:
3.5%, 7/15/2022		300,000	284,250
6.25%, 10/15/2021		1,000,000	1,093,750
Allegion PLC, 5.875%, 9/15/2023		555,000	598,013
Artesyn Embedded Technologies, Inc., 144A, 9.75%, 10/15/2020		500,000	442,500
Astaldi SpA, 144A, 7.125%, 12/1/2020	EUR	3,120,000	3,480,250
Belden, Inc., 144A, 5.5%, 9/1/2022		655,000	669,737
Bombardier, Inc.:
144A, 5.75%, 3/15/2022		1,680,000	1,491,000
144A, 6.0%, 10/15/2022		520,000	461,500
Casella Waste Systems, Inc., 7.75%, 2/15/2019		690,000	704,404
Covanta Holding Corp., 5.875%, 3/1/2024		425,000	417,563
DigitalGlobe, Inc., 144A, 5.25%, 2/1/2021		290,000	292,175
EnerSys, 144A, 5.0%, 4/30/2023		105,000	107,625
Florida East Coast Holdings Corp., 144A, 6.75%, 5/1/2019		240,000	241,200
FTI Consulting, Inc., 6.0%, 11/15/2022		390,000	409,500
Garda World Security Corp., 144A, 7.25%, 11/15/2021		315,000	300,825
IHO Verwaltungs GmbH:
144A, 4.5%, 9/15/2023 (PIK)		798,000	807,975
144A, 4.75%, 9/15/2026 (PIK)		800,000	798,000
Manitowoc Foodservice, Inc., 9.5%, 2/15/2024		307,000	352,666
Masonite International Corp., 144A, 5.625%, 3/15/2023		445,000	460,575
Meritor, Inc.:
6.25%, 2/15/2024		425,000	419,156
6.75%, 6/15/2021		1,015,000	1,032,762
Moog, Inc., 144A, 5.25%, 12/1/2022		370,000	379,250
Novafives SAS, 144A, 4.5%, 6/30/2021	EUR	300,000	286,513
Novelis Corp.:
144A, 5.875%, 9/30/2026		1,485,000	1,503,562
144A, 6.25%, 8/15/2024		785,000	816,400
OPE KAG Finance Sub, Inc., 144A, 7.875%, 7/31/2023		545,000	515,025
Oshkosh Corp., 5.375%, 3/1/2025		50,000	52,250
Paprec Holding SA, 144A, 5.25%, 4/1/2022	EUR	2,080,000	2,411,187
Ply Gem Industries, Inc., 6.5% , 2/1/2022		845,000	877,267
Prime Security Services Borrower LLC, 144A, 9.25%, 5/15/2023		80,000	85,000
Summit Materials LLC:
6.125%, 7/15/2023		705,000	722,625
144A, 8.5%, 4/15/2022		310,000	341,000
TA Manufacturing Ltd., 144A, 3.625%, 4/15/2023	EUR	1,395,000	1,507,664
Titan International, Inc., 6.875%, 10/1/2020		345,000	331,200
TransDigm, Inc., 144A, 6.375%, 6/15/2026		935,000	956,131
Triumph Group, Inc., 5.25%, 6/1/2022		200,000	183,000
United Rentals North America, Inc.:
5.5%, 5/15/2027 (c)		635,000	631,825
6.125%, 6/15/2023		45,000	47,025
WESCO Distribution, Inc., 144A, 5.375%, 6/15/2024		675,000	682,762
XPO Logistics, Inc., 144A, 6.125%, 9/1/2023		300,000	308,625
ZF North America Capital, Inc.:
144A, 4.5%, 4/29/2022		960,000	1,016,400
144A, 4.75%, 4/29/2025		5,900,000	6,224,500
			34,744,637
Information Technology 3.2%
Cardtronics, Inc., 5.125%, 8/1/2022		290,000	296,525
CDW LLC, 5.5%, 12/1/2024		745,000	782,481
Diamond 1 Finance Corp., 144A, 5.875%, 6/15/2021		545,000	574,407
EarthLink Holdings Corp., 7.375%, 6/1/2020		475,000	498,750
Entegris, Inc., 144A, 6.0%, 4/1/2022		310,000	320,850
First Data Corp., 144A, 7.0%, 12/1/2023		700,000	733,250
Match Group, Inc., 6.375%, 6/1/2024		425,000	459,000
Micron Technology, Inc., 144A, 7.5%, 9/15/2023		1,310,000	1,445,912
MSCI, Inc., 144A, 4.75%, 8/1/2026		985,000	992,388
Netflix, Inc.:
144A, 4.375%, 11/15/2026		1,330,000	1,308,387
5.875%, 2/15/2025		500,000	554,375
Riverbed Technology, Inc., 144A, 8.875%, 3/1/2023		310,000	330,150
United Group BV, 144A, 7.875%, 11/15/2020	EUR	2,730,000	3,124,225
Western Digital Corp.:
144A, 7.375%, 4/1/2023		1,140,000	1,246,875
144A, 10.5%, 4/1/2024		622,000	718,410
			13,385,985
Materials 17.8%
AK Steel Corp.:
7.5%, 7/15/2023		700,000	754,250
7.625%, 5/15/2020 (b)		1,170,000	1,175,850
Anglo American Capital PLC:
REG S, 2.5%, 9/18/2018	EUR	3,000,000	3,393,366
144A, 3.625%, 5/14/2020 (b)		1,000,000	1,005,000
Ardagh Packaging Finance PLC:
144A, 4.25%, 1/15/2022	EUR	300,000	339,205
144A, 4.625%, 5/15/2023		1,560,000	1,575,600
144A, 6.75%, 1/31/2021		690,000	710,700
144A, 7.25%, 5/15/2024		1,055,000	1,113,025
Axalta Coating Systems LLC, 144A, 4.25%, 8/15/2024	EUR	970,000	1,102,348
Ball Corp., 5.25%, 7/1/2025		530,000	563,523
Berry Plastics Corp., 5.5%, 5/15/2022		855,000	889,200
Cascades, Inc., 144A, 5.5%, 7/15/2022		300,000	306,189
Cemex SAB de CV, 144A, 7.75%, 4/16/2026 (b)		2,858,000	3,202,675
Chemours Co., 6.125%, 5/15/2023	EUR	1,740,000	1,799,054
Clearwater Paper Corp., 144A, 5.375%, 2/1/2025		395,000	398,950
Constellium NV:
144A, 4.625%, 5/15/2021	EUR	550,000	546,405
144A, 5.75%, 5/15/2024		425,000	376,125
144A, 7.875%, 4/1/2021 (b)		1,720,000	1,831,800
Eagle Materials, Inc., 4.5%, 8/1/2026		850,000	856,771
First Quantum Minerals Ltd., 144A, 7.0%, 2/15/2021		858,000	814,564
Freeport-McMoRan, Inc.:
2.375%, 3/15/2018		3,000,000	2,962,500
3.875%, 3/15/2023 (b)		1,250,000	1,128,125
4.0%, 11/14/2021 (b)		1,000,000	945,000
4.55%, 11/14/2024 (b)		1,600,000	1,468,000
Graphic Packaging International, Inc., 4.125%, 8/15/2024		1,975,000	1,965,125
Greif Nevada Holdings, Inc. SCS, 144A, 7.375%, 7/15/2021	EUR	1,500,000	1,992,417
Hexion, Inc., 6.625%, 4/15/2020		91,000	79,625
Huntsman International LLC:
4.25%, 4/1/2025	EUR	2,500,000	2,709,961
5.125%, 4/15/2021	EUR	3,385,000	3,941,773
Kaiser Aluminum Corp., 5.875%, 5/15/2024		695,000	734,094
Nyrstar Netherlands Holdings BV, 144A, 8.5%, 9/15/2019	EUR	500,000	561,389
Perstorp Holding AB, 144A, 8.75%, 5/15/2017		990,000	992,475
Plastipak Holdings, Inc., 144A, 6.5%, 10/1/2021		515,000	533,025
Platform Specialty Products Corp., 144A, 10.375%, 5/1/2021		1,250,000	1,350,000
PSPC Escrow Corp., 144A, 6.0%, 2/1/2023	EUR	870,000	921,616
Reynolds Group Issuer, Inc.:
144A, 5.125%, 7/15/2023		7,970,000	8,181,683
144A, 7.0%, 7/15/2024		925,000	988,594
Sealed Air Corp.:
144A, 4.875%, 12/1/2022		245,000	258,169
144A, 5.125%, 12/1/2024		125,000	132,188
SPCM SA:
144A, 2.875%, 6/15/2023	EUR	1,000,000	1,094,413
144A, 6.0%, 1/15/2022		815,000	843,378
Teck Resources Ltd.:
3.75%, 2/1/2023 (b)		1,600,000	1,513,000
4.5%, 1/15/2021		6,000,000	6,030,000
6.125%, 10/1/2035		1,000,000	995,000
144A, 8.0%, 6/1/2021		3,335,000	3,643,487
144A, 8.5%, 6/1/2024 (b)		475,000	549,813
Tronox Finance LLC:
6.375%, 8/15/2020		1,705,000	1,530,238
144A, 7.5%, 3/15/2022		500,000	447,500
United States Steel Corp., 144A, 8.375%, 7/1/2021		1,925,000	2,045,312
Valvoline, Inc., 144A, 5.5%, 7/15/2024		375,000	395,625
WR Grace & Co-Conn:
144A, 5.125%, 10/1/2021		205,000	218,325
144A, 5.625%, 10/1/2024		100,000	108,250
			74,014,700
Real Estate 0.9%
CyrusOne LP, (REIT), 6.375%, 11/15/2022		685,000	726,100
Equinix, Inc.:
(REIT), 5.75%, 1/1/2025		380,000	401,850
(REIT), 5.875%, 1/15/2026		365,000	390,156
MGM Growth Properties Operating Partnership LP, 144A, (REIT), 5.625%, 5/1/2024		815,000	867,486
MPT Operating Partnership LP:
(REIT), 5.25%, 8/1/2026		170,000	173,400
(REIT), 6.375%, 3/1/2024		770,000	829,675
VEREIT Operating Partnership LP, (REIT), 4.875%, 6/1/2026		285,000	299,555
			3,688,222
Telecommunication Services 11.5%
Bulgarian Telecommunications Co. EAD, 144A, 6.625%, 11/15/2018	EUR	1,000,000	1,115,003
CenturyLink, Inc.:
Series V, 5.625%, 4/1/2020		485,000	517,738
Series T, 5.8%, 3/15/2022		760,000	771,400
Series S, 6.45%, 6/15/2021		1,695,000	1,809,412
Series W, 6.75%, 12/1/2023		300,000	308,250
Series Y, 7.5%, 4/1/2024 (b)		1,555,000	1,619,144
Digicel Ltd., 144A, 6.75%, 3/1/2023		785,000	704,302
eircom Finance DAC, 144A, 4.5%, 5/31/2022	EUR	500,000	565,346
Frontier Communications Corp.:
6.25%, 9/15/2021		1,810,000	1,719,500
7.125%, 1/15/2023		275,000	247,328
10.5%, 9/15/2022		1,505,000	1,565,200
11.0%, 9/15/2025		800,000	819,120
Hughes Satellite Systems Corp., 7.625%, 6/15/2021		415,000	454,944
Intelsat Jackson Holdings SA, 144A, 8.0%, 2/15/2024 (b)		2,303,000	2,314,515
Level 3 Financing, Inc.:
144A, 5.25%, 3/15/2026		565,000	573,475
5.375%, 5/1/2025		415,000	421,225
Matterhorn Telecom Holding SA, 144A, 4.875%, 5/1/2023	EUR	3,000,000	3,255,214
Play Finance 1 SA, 144A, 6.5%, 8/1/2019	EUR	100,000	113,617
SoftBank Group Corp.:
REG S, 4.75%, 7/30/2025	EUR	600,000	725,042
REG S, 5.375%, 7/30/2022		2,200,000	2,323,750
Sprint Communications, Inc.:
144A, 7.0%, 3/1/2020		4,000,000	4,350,000
7.0%, 8/15/2020		1,750,000	1,820,000
Sprint Corp.:
7.125%, 6/15/2024		2,015,000	1,894,100
7.25%, 9/15/2021		2,000,000	2,047,500
Sprint Spectrum Co., LLC, 144A, 3.36%, 9/20/2021		770,000	771,925
T-Mobile U.S.A., Inc.:
6.0%, 4/15/2024		5,062,000	5,384,702
6.125%, 1/15/2022		210,000	221,550
6.375%, 3/1/2025		1,019,000	1,092,246
6.5%, 1/15/2026		35,000	38,367
Telecom Italia SpA, 144A, 5.303%, 5/30/2024		2,000,000	2,032,500
Wind Acquisition Finance SA:
144A, 3.689%**, 7/15/2020	EUR	400,000	440,747
144A, 6.5%, 4/30/2020		380,000	396,150
Windstream Services LLC:
7.75%, 10/15/2020 (b)		1,815,000	1,846,762
7.75%, 10/1/2021 (b)		1,000,000	991,250
Zayo Group LLC:
6.0%, 4/1/2023		1,430,000	1,505,075
6.375%, 5/15/2025		1,005,000	1,058,084
			47,834,483
Utilities 3.2%
Calpine Corp.:
5.375%, 1/15/2023		490,000	485,100
5.75%, 1/15/2025		1,490,000	1,449,025
Dynegy, Inc.:
7.375%, 11/1/2022		525,000	506,297
7.625%, 11/1/2024 (b)		2,940,000	2,815,050
NGL Energy Partners LP, 5.125%, 7/15/2019		395,000	391,050
NRG Energy, Inc.:
6.25%, 7/15/2022		4,300,000	4,310,750
6.25%, 5/1/2024		1,510,000	1,464,700
144A, 6.625%, 1/15/2027		365,000	341,844
144A, 7.25%, 5/15/2026		1,335,000	1,313,520
7.875%, 5/15/2021		63,000	65,835
Talen Energy Supply LLC, 144A, 4.625%, 7/15/2019		200,000	190,000
			13,333,171
Total Corporate Bonds (Cost $395,959,701)			403,717,625

Government & Agency Obligations 0.2%
Other Government Related (d) 0.1%
MMC Norilsk Nickel OJSC, 144A, 5.55%, 10/28/2020		400,000	423,676
U.S. Treasury Obligation 0.1%
U.S. Treasury Note, 0.75%, 10/31/2017		500,000	500,117
Total Government & Agency Obligations (Cost $900,234)			923,793

Loan Participations and Assignments 0.0%
Senior Loan
Alliance Mortgage Cycle Loan, Term Loan A, 9.5%, 6/15/2010* (Cost $708,969)		700,000	0

Convertible Bonds 0.4%
Energy 0.0%
Chesapeake Energy Corp., 2.5%, 5/15/2037		61,000	60,619
Materials 0.4%
GEO Specialty Chemicals, Inc., 144A, 7.5%, 10/30/2018 (PIK)		1,382,188	1,400,847
Total Convertible Bonds (Cost $1,407,480)			1,461,466

Preferred Security 0.3%
Materials
Hercules, Inc., 6.5%, 6/30/2029 (Cost $814,217)		1,279,000	1,175,913

	Shares	Value ($)

Common Stocks 0.0%
Industrials 0.0%
Congoleum Corp.*	23,760	4,752
Quad Graphics, Inc.	336	7,983
		12,735
Materials 0.0%
GEO Specialty Chemicals, Inc.*	136,977	53,298
GEO Specialty Chemicals, Inc. 144A*	1,703	663
		53,961
Total Common Stocks (Cost $216,291)		66,696

Warrant 0.0%
Materials
Hercules Trust II, Expiration Date 3/31/2029* (Cost $239,283)	1,219	1,281

Securities Lending Collateral 9.5%
Government & Agency Securities Portfolio "Deutsche Government Cash Institutional Shares", 0.30% (e) (f) (Cost $39,592,249)	39,592,249	39,592,249

Cash Equivalents 0.9%
Deutsche Central Cash Management Government Fund, 0.35% (e) (Cost $3,780,075)	3,780,075	3,780,075

	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $443,618,499)†	108.5	450,719,098
Other Assets and Liabilities, Net	(8.5)	(35,174,907)
Net Assets	100.0	415,544,191

The following table represents senior loans that are in default:

Security	Coupon	Maturity Date	Principal Amount		Cost ($)	Value ($)
Alliance Mortgage Cycle Loan*	9.5%	6/15/2010	USD	700,000	708,969	0

* Non-income producing security.

** Floating rate securities' yields vary with a designated market index or market rate, such as the coupon-equivalent of the U.S. Treasury Bill rate. These securities are shown at their current rate as of October 31, 2016.

† The cost for federal income tax purposes was $443,643,790. At October 31, 2016, net unrealized appreciation for all securities based on tax cost was $7,075,308. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $14,824,646 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $7,749,338.

(a) Principal amount stated in U.S. dollars unless otherwise noted.

(b) All or a portion of these securities were on loan. In addition, "Other Assets and Liabilities, Net" may include pending sales that are also on loan. The value of securities loaned at October 31, 2016 amounted to $37,920,495, which is 9.1% of net assets.

(c) When-issued security.

(d) Government-backed debt issued by financial companies or government sponsored enterprises.

(e) Affiliated fund managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

(f) Represents collateral held in connection with securities lending. Income earned by the Fund is net of borrower rebates.

144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

PIK: Denotes that all or a portion of the income is paid in-kind in the form of additional principal.

REG S: Securities sold under Regulation S may not be offered, sold or delivered within the United States or to, or for the account or benefit of, U.S. persons, except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933.

REIT: Real Estate Investment Trust

As of October 31, 2016, the Fund had the following open forward foreign currency exchange contracts:

Contracts to Deliver		In Exchange For		Settlement Date	Unrealized Depreciation ($)	Counterparty
EUR	55,773,428	USD	60,956,118	11/30/2016	(342,799)	Merrill Lynch & Co., Inc. (g)

(g) U.S Treasury Notes and Bonds with a value of $1,959,734 received as collateral for open over-the-counter derivatives contracts.

Currency Abbreviations
EUR Euro USD United States Dollar

For information on the Fund's policy and additional disclosures regarding forward foreign currency exchange contracts, please refer to Note B in the accompanying Notes to Financial Statements.

Fair Value Measurements

Various inputs are used in determining the value of the Fund's investments. These inputs are, summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

The following is a summary of the inputs used as of October 31, 2016 in valuing the Fund's investments. For information on the Fund's policy regarding the valuation of investments, please refer to the Security Valuation section of Note A in the accompanying Notes to Financial Statements.

Assets	Level 1	Level 2	Level 3	Total

Fixed Income Investments (h)
Corporate Bonds	$ —	$ 403,717,625	$ —	$ 403,717,625
Government and Agency Obligations	—	923,793	—	923,793
Loan Participation and Assignments	—	—	0	0
Convertible Bonds	—	60,619	1,400,847	1,461,466
Preferred Security	—	1,175,913	—	1,175,913
Common Stocks (h)	7,983	—	58,713	66,696
Warrants	—	—	1,281	1,281
Short-Term Investments (h)	43,372,324	—	—	43,372,324
Total	$ 43,380,307	$ 405,877,950	$ 1,460,841	$ 450,719,098
Liabilities	Level 1	Level 2	Level 3	Total

Derivatives (i)
Forward Foreign Currency Exchange Contracts	$ —	$ (342,799)	$ —	$ (342,799)
Total	$ —	$ (342,799)	$ —	$ (342,799)

There have been no transfers between fair value measurement levels during the year ended October 31, 2016.

(h) See Investment Portfolio for additional detailed categorizations.

(i) Derivatives include unrealized appreciation (depreciation) on forward foreign currency exchange contract.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities

as of October 31, 2016
Assets
Investments: Investments in non-affiliated securities, at value (cost $400,246,175) — including $37,920,495 of securities loaned	$ 407,346,774
Investments in Government & Agency Securities Portfolio (cost $39,592,249)*	39,592,249
Investment in Deutsche Central Cash Management Government Fund (cost $3,780,075)	3,780,075
Total investments in securities, at value (cost $443,618,499)	450,719,098
Cash	10,167
Foreign currency, at value (cost $1,126,195)	1,126,209
Receivable for investments sold	1,755,151
Receivable for investments sold — when-issued securities	251,250
Receivable for Fund shares sold	1,108,765
Interest receivable	6,248,437
Other assets	46,643
Total assets	461,265,720
Liabilities
Payable upon return of securities loaned	39,592,249
Payable for investments purchased	1,116,532
Payable for investments purchased — when-issued securities	3,163,425
Payable for Fund shares redeemed	598,823
Unrealized depreciation on forward foreign currency exchange contracts	342,799
Distributions payable	330,260
Accrued management fee	172,759
Accrued Trustees' fees	2,539
Other accrued expenses and payables	402,143
Total liabilities	45,721,529
Net assets, at value	$ 415,544,191

* Represents collateral on securities loaned.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities as of October 31, 2016 (continued)
Net Assets Consist of
Undistributed net investment income	12,540
Net unrealized appreciation (depreciation) on: Investments	7,100,599
Foreign currency	(363,487)
Accumulated net realized gain (loss)	(36,647,024)
Paid-in capital	445,441,563
Net assets, at value	$ 415,544,191
Net Asset Value
Class A Net Asset Value and redemption price(a) per share ($65,221,055 ÷ 9,733,366 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 6.70
Maximum offering price per share (100 ÷ 95.50 of $6.70)	$ 7.02

Class C

Net Asset Value, offering and redemption price(a) (subject to contingent deferred sales charge) per share ($22,438,057 ÷ 3,335,108 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)

$ 6.73
Class S Net Asset Value, offering and redemption price(a) per share ($272,320,501 ÷ 40,432,848 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 6.74

Institutional Class

Net Asset Value, offering and redemption price(a) per share ($55,564,578 ÷ 8,318,806 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)

$ 6.68

(a) Redemption price per share for shares held less than 30 days is equal to net asset value less a 2% redemption fee.

The accompanying notes are an integral part of the financial statements.

Statement of Operations

for the year ended October 31, 2016
Investment Income
Income: Interest	$ 21,413,991
Dividends	6,458
Income distributions — Deutsche Central Cash Management Government Fund	42,360
Securities lending income, net of borrower rebates	183,803
Other income	33,762
Total income	21,680,374
Expenses: Management fee	1,779,858
Administration fee	355,972
Services to shareholders	542,481
Distribution and service fees	296,682
Custodian fee	23,856
Professional fees	113,499
Reports to shareholders	46,963
Registration fees	74,377
Trustees' fees and expenses	15,282
Other	56,728
Total expenses before expense reductions	3,305,698
Expense reductions	(44,116)
Total expenses after expense reductions	3,261,582
Net investment income (loss)	18,418,792
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from: Investments	(6,814,842)
Swap contracts	(36,570)
Foreign currency	3,000,620
(3,850,792)
Change in net unrealized appreciation (depreciation) on: Investments	19,892,310
Swap contracts	(14,011)
Foreign currency	(2,564,522)
17,313,777
Net gain (loss)	13,462,985
Net increase (decrease) in net assets resulting from operations	$ 31,881,777

The accompanying notes are an integral part of the financial statements.

Statements of Changes in Net Assets

Increase (Decrease) in Net Assets	Years Ended October 31,
	2016	2015
Operations: Net investment income (loss)	$ 18,418,792	$ 16,185,935
Net realized gain (loss)	(3,850,792)	(1,675,490)
Change in net unrealized appreciation (depreciation)	17,313,777	(16,293,307)
Net increase (decrease) in net assets resulting from operations	31,881,777	(1,782,862)
Distributions to shareholders from: Net investment income: Class A	(2,420,008)	(1,769,665)
Class B	(808)*	(14,194)
Class C	(692,105)	(483,506)
Class S	(11,644,303)	(11,568,903)
Institutional Class	(2,275,013)	(1,971,017)
Net realized gains: Class A	(773,980)	(680,835)
Class B	(2,120)*	(9,154)
Class C	(254,596)	(208,976)
Class S	(4,198,489)	(4,266,081)
Institutional Class	(779,084)	(761,770)
Return of capital: Class A	(156,803)	—
Class B	(52)*	—
Class C	(44,845)	—
Class S	(754,488)	—
Institutional Class	(147,409)	—
Total distributions	(24,144,103)	(21,734,101)
Fund share transactions: Proceeds from shares sold	179,373,673	86,284,376
Reinvestment of distributions	21,120,090	18,834,964
Payments for shares redeemed	(105,752,085)	(77,428,343)
Redemption fees	21,869	3,137
Net increase (decrease) in net assets from Fund share transactions	94,763,547	27,694,134
Increase (decrease) in net assets	102,501,221	4,177,171
Net assets at beginning of period	313,042,970	308,865,799
Net assets at end of period (including undistributed net investment income of $12,540 and $4,030,880, respectively)	$ 415,544,191	$ 313,042,970

* For the period from November 1, 2015 to February 10, 2016 (see Note A).

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A	Years Ended October 31,
	2016	2015	2014	2013	2012
Selected Per Share Data
Net asset value, beginning of period	$ 6.61	$ 7.14	$ 7.17	$ 7.08	$ 6.74
Income (loss) from investment operations: Net investment income (loss)[a]	.33	.35	.39	.42	.47
Net realized and unrealized gain (loss)	.21	(.41)	(.02)	.11	.34
Total from investment operations	.54	(.06)	.37	.53	.81
Less distributions from: Net investment income	(.31)	(.34)	(.40)	(.43)	(.47)
Net realized gains	(.12)	(.13)	—	(.01)	—
Return of capital	(.02)	—	—	—	—
Total distributions	(.45)	(.47)	(.40)	(.44)	(.47)
Redemption fees	.00*	.00*	.00*	.00*	.00*
Net asset value, end of period	$ 6.70	$ 6.61	$ 7.14	$ 7.17	$ 7.08
Total Return (%)[b]	8.42	(.64)	5.44[c]	7.50	12.49[c]
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	65	39	37	34	33
Ratio of expenses before expense reductions (%)	1.06	1.08	1.07	1.06	1.07
Ratio of expenses after expense reductions (%)	1.06	1.08	1.07	1.06	1.06
Ratio of net investment income (%)	5.04	5.10	5.42	5.86	6.79
Portfolio turnover rate (%)	67	56	55	59	69

[a] Based on average shares outstanding during the period.

[b] Total return does not reflect the effect of any sales charges.

[c] Total return would have been lower had certain operating expenses not been reduced.

* Amount is less than $.005.

Class C	Years Ended October 31,
	2016	2015	2014	2013	2012
Selected Per Share Data
Net asset value, beginning of period	$ 6.64	$ 7.16	$ 7.20	$ 7.11	$ 6.76
Income (loss) from investment operations: Net investment income (loss)[a]	.28	.30	.34	.37	.42
Net realized and unrealized gain (loss)	.21	(.40)	(.03)	.11	.35
Total from investment operations	.49	(.10)	.31	.48	.77
Less distributions from: Net investment income	(.26)	(.29)	(.35)	(.38)	(.42)
Net realized gains	(.12)	(.13)	—	(.01)	—
Return of capital	(.02)	—	—	—	—
Total distributions	(.40)	(.42)	(.35)	(.39)	(.42)
Redemption fees	.00*	.00*	.00*	.00*	.00*
Net asset value, end of period	$ 6.73	$ 6.64	$ 7.16	$ 7.20	$ 7.11
Total Return (%)[b]	7.76	(1.50)	4.65[c]	6.68[c]	11.84[c]
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	22	12	11	12	12
Ratio of expenses before expense reductions (%)	1.82	1.83	1.83	1.82	1.81
Ratio of expenses after expense reductions (%)	1.82	1.83	1.82	1.82	1.80
Ratio of net investment income (%)	4.27	4.35	4.68	5.10	6.05
Portfolio turnover rate (%)	67	56	55	59	69

[a] Based on average shares outstanding during the period.

[b] Total return does not reflect the effect of any sales charges.

[c] Total return would have been lower had certain operating expenses not been reduced.

* Amount is less than $.005.

Class S	Years Ended October 31,
	2016	2015	2014	2013	2012
Selected Per Share Data
Net asset value, beginning of period	$ 6.65	$ 7.17	$ 7.21	$ 7.11	$ 6.77
Income (loss) from investment operations: Net investment income (loss)[a]	.34	.37	.41	.44	.48
Net realized and unrealized gain (loss)	.21	(.40)	(.03)	.12	.35
Total from investment operations	.55	(.03)	.38	.56	.83
Less distributions from: Net investment income	(.32)	(.36)	(.42)	(.45)	(.49)
Net realized gains	(.12)	(.13)	—	(.01)	—
Return of capital	(.02)	—	—	—	—
Total distributions	(.46)	(.49)	(.42)	(.46)	(.49)
Redemption fees	.00*	.00*	.00*	.00*	.00*
Net asset value, end of period	$ 6.74	$ 6.65	$ 7.17	$ 7.21	$ 7.11
Total Return (%)[b]	8.78	(.53)	5.70	7.89	12.68
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	272	225	231	244	264
Ratio of expenses before expense reductions (%)	.87	.88	.89	.89	.89
Ratio of expenses after expense reductions (%)	.85	.85	.82	.82	.89
Ratio of net investment income (%)	5.24	5.33	5.68	6.10	6.97
Portfolio turnover rate (%)	67	56	55	59	69
[a] Based on average shares outstanding during the period. [b] Total return would have been lower had certain operating expenses not been reduced. * Amount is less than $.005.

Institutional Class	Years Ended October 31,
	2016	2015	2014	2013	2012
Selected Per Share Data
Net asset value, beginning of period	$ 6.59	$ 7.11	$ 7.15	$ 7.06	$ 6.72
Income (loss) from investment operations: Net investment income (loss)[a]	.34	.37	.41	.44	.49
Net realized and unrealized gain (loss)	.21	(.40)	(.03)	.11	.34
Total from investment operations	.55	(.03)	.38	.55	.83
Less distributions from: Net investment income	(.32)	(.36)	(.42)	(.45)	(.49)
Net realized gains	(.12)	(.13)	—	(.01)	—
Return of capital	(.02)	—	—	—	—
Total distributions	(.46)	(.49)	(.42)	(.46)	(.49)
Redemption fees	.00*	.00*	.00*	.00*	.00*
Net asset value, end of period	$ 6.68	$ 6.59	$ 7.11	$ 7.15	$ 7.06
Total Return (%)	8.75	(.36)	5.76	7.84	12.89
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	56	37	29	29	42
Ratio of expenses (%)	.75	.78	.76	.74	.74
Ratio of net investment income (%)	5.33	5.41	5.72	6.20	7.11
Portfolio turnover rate (%)	67	56	55	59	69
[a] Based on average shares outstanding during the period. * Amount is less than $.005.

Notes to Financial Statements

A. Organization and Significant Accounting Policies

Deutsche Global High Income Fund (the "Fund") is a diversified series of Deutsche Income Trust (the "Trust"), which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Massachusetts business trust.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are subject to an initial sales charge. Class B shares automatically converted to Class A shares on February 10, 2016 and are no longer offered. Class B shares were not subject to an initial sales charge and were subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class C shares are not subject to an initial sales charge, but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not automatically convert into another class. Effective November 1, 2016 the Fund launched Class R6. Class R6 shares are not subject to an initial or contingent deferred sales charge and are only available to participants in certain retirement plans. Class S shares are not subject to initial or contingent deferred sales charges and are only available to a limited group of investors. Institutional Class shares are not subject to initial or contingent deferred sales charges and are generally available only to qualified institutions.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as distribution and service fees, services to shareholders and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

Debt securities and loan participations and assignments are valued at prices supplied by independent pricing services approved by the Fund's Board. Such services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, prepayment speeds and other data, as well as broker quotes. If the pricing services are unable to provide valuations, debt securities are valued at the average of the most recent reliable bid quotations or evaluated prices, as applicable, obtained from broker-dealers and loan participations and assignments are valued at the mean of the most recent bid and ask quotations or evaluated prices, as applicable, obtained from broker-dealers. These securities are generally categorized as Level 2.

Equity securities are valued at the most recent sale price or official closing price reported on the exchange (U.S. or foreign) or over-the-counter market on which they trade. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation. Equity securities are generally categorized as Level 1.

Investments in open-end investment companies are valued at their net asset value each business day and are categorized as Level 1.

Forward currency contracts are valued at the prevailing forward exchange rate of the underlying currencies and are categorized as Level 2.

Swap contracts are valued daily based upon prices supplied by a Board approved pricing vendor, if available, and otherwise are valued at the price provided by the broker-dealer. Swap contracts are generally categorized as Level 2.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Board and are generally categorized as Level 3. In accordance with the Fund's valuation procedures, factors considered in determining value may include, but are not limited to, the type of the security; the size of the holding; the initial cost of the security; the existence of any contractual restrictions on the security's disposition; the price and extent of public trading in similar securities of the issuer or of comparable companies; quotations or evaluated prices from broker-dealers and/or pricing services; information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities); an analysis of the company's or issuer's financial statements; an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold; and with respect to debt securities, the maturity, coupon, creditworthiness, currency denomination and the movement of the market in which the security is normally traded. The value determined under these procedures may differ from published values for the same securities.

Disclosure about the classification of fair value measurements is included in a table following the Fund's Investment Portfolio.

Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the acquisition and disposition of foreign currencies, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. The portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gain/appreciation and loss/depreciation on investments.

Securities Lending. Deutsche Bank AG, as lending agent, lends securities of the Fund to certain financial institutions under the terms of its securities lending agreement. During the term of the loans, the Fund continues to receive interest and dividends generated by the securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of either cash or liquid, unencumbered assets having a value at least equal to the value of the securities loaned. When the collateral falls below specified amounts, the lending agent will use its best efforts to obtain additional collateral on the next business day to meet required amounts under the securities lending agreement. As of period end, any securities on loan were collateralized by cash. During the year ended October 31, 2016, the Fund invested the cash collateral into a joint trading account in affiliated money market funds managed by Deutsche Investment Management Americas Inc. As of October 31, 2016, the Fund invested the cash collateral in Government & Agency Securities Portfolio. Deutsche Investment Management Americas Inc. receives a management/administration fee (0.09% annualized effective rate as of October 31, 2016) on the cash collateral invested in Government & Agency Securities Portfolio. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of borrower rebates and fees paid to a lending agent. Either the Fund or the borrower may terminate the loan at any time, and the borrower, after notice, is required to return borrowed securities within a standard time period. There may be risks of delay and costs in recovery of securities or even loss of rights in the collateral should the borrower of the securities fail financially. If the Fund is not able to recover securities lent, the Fund may sell the collateral and purchase a replacement investment in the market, incurring the risk that the value of the replacement security is greater than the value of the collateral. The Fund is also subject to all investment risks associated with the reinvestment of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.

As of October 31, 2016, the Fund had securities on loan, which were classified as corporate bonds in the Investment Portfolio. The value of the related collateral exceeded the value of the securities loaned at period end.

Loan Participations and Assignments. Loan Participations and Assignments are portions of loans originated by banks and sold in pieces to investors. These floating-rate loans ("Loans") in which the Fund invests are arranged between the borrower and one or more financial institutions ("Lenders"). These Loans may take the form of Senior Loans, which are corporate obligations often issued in connection with recapitalizations, acquisitions, leveraged buy outs and refinancing. The Fund invests in such Loans in the form of participations in Loans ("Participations") or assignments of all or a portion of Loans from third parties ("Assignments"). Participations typically result in the Fund having a contractual relationship with only the Lender, not with the borrower. The Fund has the right to receive payments of principal, interest and any fees to which it is entitled from the Lender selling the Participation and only upon receipt by the Lender of the payments from the borrower. In connection with purchasing Participations, the Fund generally has no right to enforce compliance by the borrower with the terms of the loan agreement relating to the Loan, or any rights of set off against the borrower, and the Fund will not benefit directly from any collateral supporting the Loan in which it has purchased the Participation. As a result, the Fund assumes the credit risk of both the borrower and the Lender that is selling the Participation. Assignments typically result in the Fund having a direct contractual relationship with the borrower, and the Fund may enforce compliance by the borrower with the terms of the loan agreement. Loans held by the Fund are generally in the form of Assignments, but the Fund may also invest in Participations. If Affiliates of the Advisor participate in the primary and secondary market for senior loans, legal limitations may restrict the Fund's ability to participate in restructuring or acquiring some senior loans. All Loans involve interest rate risk, liquidity risk and credit risk, including the potential default or insolvency of the borrower.

When-Issued/Delayed Delivery Securities. The Fund may purchase or sell securities with delivery or payment to occur at a later date beyond the normal settlement period. At the time the Fund enters into a commitment to purchase or sell a security, the transaction is recorded and the value of the transaction is reflected in the net asset value. The price of such security and the date when the security will be delivered and paid for are fixed at the time the transaction is negotiated. The value of the security may vary with market fluctuations. At the time the Fund enters into a purchase transaction it is required to segregate cash or other liquid assets at least equal to the amount of the commitment. Additionally, the Fund may be required to post securities and/or cash collateral in accordance with the terms of the commitment.

Certain risks may arise upon entering into when-issued or delayed delivery transactions from the potential inability of counterparties to meet the terms of their contracts or if the issuer does not issue the securities due to political, economic, or other factors. Additionally, losses may arise due to changes in the value of the underlying securities.

Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders.

Additionally, the Fund may be subject to taxes imposed by the governments of countries in which it invests and are generally based on income and/or capital gains earned or repatriated. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized gain/loss on investments. Tax liabilities realized as a result of security sales are reflected as a component of net realized gain/loss on investments.

Under the Regulated Investment Company Modernization Act of 2010, net capital losses incurred post-enactment may be carried forward indefinitely, and their character is retained as short-term and/or long-term. Previously, net capital losses were carried forward for eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

At October 31, 2016, the Fund had a net tax basis capital loss carryforward of approximately $36,622,000, including approximately $25,006,000 of pre-enactment losses, which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until October 31, 2017 the expiration date, whichever occurs first; and approximately $11,616,000 of post-enactment losses, which may be applied against realized net taxable capital gains indefinitely, including short-term losses ($850,000) and long-term losses ($10,766,000).

The Fund has reviewed the tax positions for the open tax years as of October 31, 2016 and has determined that no provision for income tax and/or uncertain tax provisions is required in the Fund's financial statements. The Fund's federal tax returns for the prior three fiscal years remain open subject to examination by the Internal Revenue Service.

Distribution of Income and Gains. Net investment income of the Fund is declared as a daily dividend and is distributed to shareholders monthly. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed and, therefore, will be distributed to shareholders at least annually. The Fund may also make additional distributions for tax purposes if necessary.

The timing and characterization of certain income and capital gain distributions are determined annually in accordance with federal tax regulations, which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to securities sold at a loss, forward foreign currency exchange contracts and swaps. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

At October 31, 2016, the Fund's components of distributable earnings (accumulated losses) on a tax basis were as follows:

Capital loss carryforwards	$ (36,622,000)
Net unrealized appreciation (depreciation) on investments	$ 7,075,308

In addition, during the year ended October 31, 2016, the tax character of distributions paid to shareholders by the Fund is summarized as follows:

	Years Ended October 31,
	2016	2015
Distributions from ordinary income*	$ 23,040,506	$ 21,734,101
Return of capital	$ 1,103,597	$ —

* For tax purposes, short-term capital gain distributions are considered ordinary income distributions.

Redemption Fees. The Fund imposes a redemption fee of 2% of the total redemption amount on Fund shares redeemed or exchanged within 30 days of buying them, either by purchase or exchange (subject to certain exceptions). This fee is assessed and retained by the Fund for the benefit of the remaining shareholders. The redemption fee is accounted for as an addition to paid-in-capital.

Expenses. Expenses of the Trust arising in connection with a specific fund are allocated to that fund. Other Trust expenses which cannot be directly attributed to a fund are apportioned among the funds in the Trust based upon the relative net assets or other appropriate measures.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Realized gains and losses from investment transactions are recorded on an identified cost basis. Proceeds from litigation payments, if any, are included in net realized gain (loss) from investments. All discounts and premiums are accreted/amortized for both tax and financial reporting purposes, with the exception of securities in default of principal.

B. Derivative Instruments

Swaps. A swap is a contract between two parties to exchange future cash flows at periodic intervals based on the notional amount of the swap. A bilateral swap is a transaction between the fund and a counterparty where cash flows are exchanged between the two parties. A centrally cleared swap is a transaction executed between the fund and a counterparty, then cleared by a clearing member through a central clearinghouse. The central clearinghouse serves as the counterparty, with whom the fund exchanges cash flows.

The value of a swap is adjusted daily, and the change in value, if any, is recorded as unrealized appreciation or depreciation in the Statement of Assets and Liabilities. Gains or losses are realized when the swap expires or is closed. Certain risks may arise when entering into swap transactions including counterparty default; liquidity; or unfavorable changes in interest rates or the value of the underlying reference security, commodity or index. In connection with bilateral swaps, securities and/or cash may be identified as collateral in accordance with the terms of the swap agreement to provide assets of value and recourse in the event of default. The maximum counterparty credit risk is the net present value of the cash flows to be received from or paid to the counterparty over the term of the swap, to the extent that this amount is beneficial to the Fund, in addition to any related collateral posted to the counterparty by the Fund. This risk may be partially reduced by a master netting arrangement between the Fund and the counterparty. Upon entering into a centrally cleared swap, the Fund is required to deposit with a financial intermediary cash or securities ("initial margin") in an amount equal to a certain percentage of the notional amount of the swap. Subsequent payments ("variation margin") are made or received by the Fund dependent upon the daily fluctuations in the value of the swap. In a cleared swap transaction, counterparty risk is minimized as the central clearinghouse acts as the counterparty.

An upfront payment, if any, made by the Fund is recorded as an asset in the Statement of Assets and Liabilities. An upfront payment, if any, received by the Fund is recorded as a liability in the Statement of Assets and Liabilities. Payments received or made at the end of the measurement period are recorded as realized gain or loss in the Statement of Operations.

Credit default swaps are agreements between a buyer and a seller of protection against predefined credit events for the reference entity. The Fund may enter into credit default swaps to gain exposure to an underlying issuer's credit quality characteristics without directly investing in that issuer or to hedge against the risk of a credit event on debt securities. As a seller of a credit default swap, the Fund is required to pay the par (or other agreed-upon) value of the referenced entity to the counterparty with the occurrence of a credit event by a third party, such as a U.S. or foreign corporate issuer, on the reference entity, which would likely result in a loss to the Fund. In return, the Fund receives from the counterparty a periodic stream of payments over the term of the swap provided that no credit event has occurred. If no credit event occurs, the Fund keeps the stream of payments with no payment obligations. The Fund may also buy credit default swaps, in which case the Fund functions as the counterparty referenced above. This involves the risk that the swap may expire worthless. It also involves counterparty risk that the seller may fail to satisfy its payment obligations to the Fund with the occurrence of a credit event. When the Fund sells a credit default swap, it will cover its commitment. This may be achieved by, among other methods, maintaining cash or liquid assets equal to the aggregate notional value of the reference entities for all outstanding credit default swaps sold by the Fund. For the year ended October 31, 2016, the Fund entered into credit default swap agreements to gain exposure to the underlying issuer's credit quality characteristics.

Under the terms of a credit default swap, the Fund receives or makes periodic payments based on a specified interest rate on a fixed notional amount. These payments are recorded as a realized gain or loss in the Statement of Operations. Payments received or made as a result of a credit event or termination of the swap are recognized, net of a proportional amount of the upfront payment, as realized gains or losses in the Statement of Operations.

There were no open credit default swap contracts as of October 31, 2016. For the year ended October 31, 2016, the Fund invested in credit default swap contracts sold with a total notional value generally indicative of a range from $0 to $2,670,000.

Forward Foreign Currency Exchange Contracts. A forward foreign currency exchange contract ("forward currency contract") is a commitment to purchase or sell a foreign currency at the settlement date at a negotiated rate. For the year ended October 31, 2016, the Fund entered into forward currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign currency denominated portfolio holdings and to facilitate transactions in foreign currency denominated securities.

Forward currency contracts are valued at the prevailing forward exchange rate of the underlying currencies and unrealized gain (loss) is recorded daily. On the settlement date of the forward currency contract, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it was closed. Certain risks may arise upon entering into forward currency contracts from the potential inability of counterparties to meet the terms of their contracts. The maximum counterparty credit risk to the Fund is measured by the unrealized gain on appreciated contracts. Additionally, when utilizing forward currency contracts to hedge, the Fund gives up the opportunity to profit from favorable exchange rate movements during the term of the contract.

A summary of the open forward currency contracts as of October 31, 2016 is included in a table following the Fund's Investment Portfolio. For the year ended October 31, 2016, the investment in forward currency contracts short vs. U.S. dollars had a total contract value generally indicative of a range from approximately $53,511,000 to $75,497,000, and the investment in forward currency contracts long vs. U.S. dollars had a total contract value generally indicative of a range from $0 to approximately $9,587,000.

The following table summarizes the value of the Fund's derivative instruments held as of October 31, 2016 and the related location in the accompanying Statement of Assets and Liabilities, presented by primary underlying risk exposure:

Liability Derivative	Forward Contracts
Foreign Exchange Contracts (a)	$ (342,799)
The above derivative is located in the following Statement of Assets and Liabilities account: (a) Unrealized depreciation on forward foreign currency exchange contracts

Additionally, the amount of unrealized and realized gains and losses on derivative instruments recognized in Fund earnings during the year ended October 31, 2016 and the related location in the accompanying Statement of Operations is summarized in the following tables by primary underlying risk exposure:

Realized Gain (Loss)	Forward Contracts	Swap Contracts	Total
Credit Contracts (a)	$ —	$ (36,570)	$ (36,570)
Foreign Exchange Contracts (b)	3,239,661	—	3,239,661
	$ 3,239,661	$ (36,570)	$ 3,203,091

Each of the above derivatives is located in the following Statement of Operations accounts:

(a) Net realized gain (loss) from swap contracts

(b) Net realized gain (loss) from foreign currency (Statement of Operations includes both forward currency contracts and foreign currency transactions)

Change in Net Unrealized Appreciation (Depreciation)	Forward Contracts	Swap Contracts	Total
Credit Contracts (a)	$ —	$ (14,011)	$ (14,011)
Foreign Exchange Contracts (b)	(2,561,198)	—	(2,561,198)
	$ (2,561,198)	$ (14,011)	$ (2,575,209)

Each of the above derivatives is located in the following Statement of Operations accounts:

(a) Change in net unrealized appreciation (depreciation) on swap contracts

(b) Change in net unrealized appreciation (depreciation) on foreign currency (Statement of Operations includes both forward currency contracts and foreign currency transactions)

As of October 31, 2016, the Fund has transactions subject to enforceable master netting agreements. A reconciliation of the gross amounts on the Statement of Assets and Liabilities to the net amounts by counterparty, including any collateral exposure, is included in the following table:

Counterparty	Gross Amounts of Liabilities Presented in the Statement of Assets and Liabilities	Financial Instruments and Derivatives Available for Offset	Collateral Pledged	Net Amount of Derivative Liabilities
Merrill Lynch & Co., Inc.	$ 342,799	$ —	$ —	$ 342,799

C. Purchases and Sales of Securities

During the year ended October 31, 2016, purchases and sales of investment securities (excluding short-term investments and U.S. Treasury securities) aggregated $331,080,431 and $223,795,800, respectively. Purchases and sales of U.S. Treasury securities aggregated $500,275 and $3,707,884, respectively.

D. Related Parties

Management Agreement. Under the Investment Management Agreement with Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank AG, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund.

Under the Investment Management Agreement with the Advisor, the Fund pays a monthly management fee, based on the Fund's average daily net assets, computed and accrued daily and payable monthly, at the following annual rates:

First $1 billion of the Fund's average daily net assets	.50%
Next $1.5 billion of such net assets	.49%
Next $2.5 billion of such net assets	.48%
Next $5 billion of such net assets	.47%
Over $10 billion of such net assets	.46%

Accordingly, for the year ended October 31, 2016, the fee pursuant to the Investment Management Agreement was equivalent to an annual rate (exclusive of any applicable waivers/reimbursements) of 0.50% of the Fund's average daily net assets.

For the period from November 1, 2015 through January 31, 2017 (through February 10, 2016 for Class B shares), the Advisor has contractually agreed to waive its fees and/or reimburse certain operating expenses of the Fund to the extent necessary to maintain the total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) of each class as follows:

Class A	1.10%
Class B	1.85%
Class C	1.85%
Class S	.85%
Institutional Class	.85%

For the year ended October 31, 2016 (through February 10, 2016 for Class B shares), fees waived and/or expenses reimbursed for each class are as follows:

Class B	$ 117
Class S	43,999
$ 44,116

Administration Fee. Pursuant to an Administrative Services Agreement, DIMA provides most administrative services to the Fund. For all services provided under the Administrative Services Agreement, the Fund pays the Advisor an annual fee ("Administration Fee") of 0.10% of the Fund's average daily net assets, computed and accrued daily and payable monthly. For the year ended October 31, 2016, the Administration Fee was $355,972, of which $35,071 is unpaid.

Service Provider Fees. Deutsche AM Service Company ("DSC"), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent for the Fund. Pursuant to a sub-transfer agency agreement between DSC and DST Systems, Inc. ("DST"), DSC has delegated certain transfer agent, dividend-paying agent and shareholder service agent functions to DST. DSC compensates DST out of the shareholder servicing fee it receives from the Fund. For the year ended October 31, 2016 (through February 10, 2016 for Class B shares), the amounts charged to the Fund by DSC were as follows:

Service Provider Fee	Total Aggregated	Unpaid at October 31, 2016
Class A	$ 8,046	$ 1,448
Class B	87	—
Class C	1,400	267
Class S	73,013	12,232
Institutional Class	1,704	281
	$ 84,250	$ 14,228

Distribution and Service Fees. Under the Fund's Class B and Class C 12b-1 Plans, Deutsche AM Distributors, Inc. ("DDI"), an affiliate of the Advisor, receives a fee ("Distribution Fee") of 0.75% of average daily net assets of each of Class B and C shares. In accordance with the Fund's Underwriting and Distribution Services Agreement, DDI enters into related selling group agreements with various firms at various rates for sales of Class B and C shares. For the year ended October 31, 2016 (through February 10, 2016 for Class B shares), the Distribution Fee was as follows:

Distribution Fee	Total Aggregated	Unpaid at October 31, 2016
Class B	$ 159	$ —
Class C	131,692	14,165
	$ 131,851	$ 14,165

In addition, DDI provides information and administrative services for a fee ("Service Fee") to Class A, B and C shareholders at an annual rate of up to 0.25% of average daily net assets for each such class. DDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the year ended October 31, 2016 (through February 10, 2016 for Class B shares), the Service Fee was as follows:

Service Fee	Total Aggregated	Unpaid at October 31, 2016	Annual Rate
Class A	$ 120,897	$ 37,242.23%
Class B	52	—	.25%
Class C	43,882	13,609.25%
	$ 164,831	$ 50,851

Underwriting Agreement and Contingent Deferred Sales Charge. DDI is the principal underwriter for the Fund. Underwriting commissions paid in connection with the distribution of Class A shares of the Fund for the year ended October 31, 2016 aggregated $18,395.

In addition, DDI receives any contingent deferred sales charge ("CDSC") from Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is based on declining rates, ranging from 4% to 1% for Class B and 1% for Class C, of the value of the shares redeemed. For the year ended October 31, 2016, the CDSC for Class C shares aggregated $7,655. A deferred sales charge of up to 0.85% is assessed on certain redemptions of Class A shares. For the year ended October 31, 2016, DDI received $277 for Class A shares.

Typesetting and Filing Service Fees. Under an agreement with DIMA, DIMA is compensated for providing typesetting and certain regulatory filing services to the Fund. For the year ended October 31, 2016, the amount charged to the Fund by DIMA included in the Statement of Operations under "Reports to shareholders" aggregated $21,591, of which $9,731 is unpaid.

Trustees' Fees and Expenses. The Fund paid retainer fees to each Trustee not affiliated with the Advisor, plus specified amounts to the Board Chairperson and Vice Chairperson and to each committee Chairperson.

Affiliated Cash Management Vehicles. The Fund may invest uninvested cash balances in Deutsche Central Cash Management Government Fund and Deutsche Variable NAV Money Fund, affiliated money market funds which are managed by the Advisor. Each affiliated money market fund is managed in accordance with Rule 2a-7 under the Investment Company Act of 1940, which governs the quality, maturity, diversity and liquidity of instruments in which a money market fund may invest. Deutsche Central Cash Management Government Fund seeks to maintain a stable net asset value, and Deutsche Variable NAV Money Fund maintains a floating net asset value. The Fund indirectly bears its proportionate share of the expenses of each affiliated money market fund in which it invests. Deutsche Central Cash Management Government Fund does not pay the Advisor an investment management fee. To the extent that Deutsche Variable NAV Money Fund pays an investment management fee to the Advisor, the Advisor will waive an amount of the investment management fee payable to the Advisor by the Fund equal to the amount of the investment management fee payable on the Fund's assets invested in Deutsche Variable NAV Money Fund.

Securities Lending Agent Fees. Deutsche Bank AG serves as securities lending agent for the Fund. For the year ended October 31, 2016, the Fund incurred securities lending agent fees to Deutsche Bank AG in the amount of $15,913.

E. Concentration of Ownership

From time to time, the Fund may have a concentration of several shareholder accounts holding a significant percentage of shares outstanding. Investment activities of these shareholders could have a material impact on the Fund. At October 31, 2016, there was one account that held approximately 17% of the outstanding shares of the Fund.

F. Investing in High-Yield Debt Securities

High-yield debt securities or junk bonds are generally regarded as speculative with respect to the issuer’s continuing ability to meet principal and interest payments. The Fund’s performance could be hurt if an issuer of a debt security suffers an adverse change in financial condition that results in the issuer not making timely payments of interest or principal, a security downgrade or an inability to meet a financial obligation. High-yield debt securities’ total return and yield may generally be expected to fluctuate more than the total return and yield of investment-grade debt securities. A real or perceived economic downturn or an increase in market interest rates could cause a decline in the value of high-yield debt securities, result in increased redemptions and/or result in increased portfolio turnover, which could result in a decline in net asset value of the fund, reduce liquidity for certain investments and/or increase costs. High-yield debt securities are often thinly traded and can be more difficult to sell and value accurately than investment-grade debt securities as there may be no established secondary market. Investments in high yield debt securities could increase liquidity risk for the fund. In addition, the market for high-yield debt securities can experience sudden and sharp volatility which is generally associated more with investments in stocks.

G. Line of Credit

The Fund and other affiliated funds (the "Participants") share in a $400 million revolving credit facility provided by a syndication of banks. The Fund may borrow for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated based on net assets, among each of the Participants. Interest is calculated at a rate per annum equal to the sum of the Federal Funds Rate plus 1.25 percent plus if the one-month LIBOR exceeds the Federal Funds Rate, the amount of such excess. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement. The Fund had no outstanding loans at October 31, 2016.

H. Share Transactions

The following table summarizes share and dollar activity in the Fund:

	Year Ended October 31, 2016		Year Ended October 31, 2015
	Shares	Dollars	Shares	Dollars
Shares sold
Class A	6,283,022	$ 40,440,589	2,598,064	$ 17,643,965
Class C	1,983,297	12,808,545	707,920	4,821,057
Class S	14,482,784	94,038,201	6,747,557	46,019,982
Institutional Class	4,987,419	32,086,338	2,560,004	17,799,372
		$ 179,373,673		$ 86,284,376
Shares issued to shareholders in reinvestment of distributions
Class A	488,300	$ 3,149,861	330,856	$ 2,257,281
Class B	454*	2,870*	3,437	23,348
Class C	140,196	907,325	89,275	611,150
Class S	2,166,800	14,015,758	1,930,108	13,237,136
Institutional Class	474,099	3,044,276	397,598	2,706,049
		$ 21,120,090		$ 18,834,964
Shares redeemed
Class A	(2,944,576)	$ (19,051,597)	(2,140,965)	$ (14,681,355)
Class B	(18,545)*	(114,796)*	(57,288)	(390,159)
Class C	(650,090)	(4,204,264)	(509,071)	(3,456,905)
Class S	(10,020,806)	(65,010,125)	(7,127,066)	(48,864,603)
Institutional Class	(2,728,600)	(17,371,303)	(1,487,756)	(10,035,321)
		$ (105,752,085)		$ (77,428,343)
Redemption fees		$ 21,869		$ 3,137
Net increase (decrease)
Class A	3,826,746	$ 24,539,814	787,955	$ 5,220,378
Class B	(18,091)*	(111,926)*	(53,851)	(366,811)
Class C	1,473,403	9,511,606	288,124	1,975,683
Class S	6,628,778	43,064,415	1,550,599	10,394,784
Institutional Class	2,732,918	17,759,638	1,469,846	10,470,100
		$ 94,763,547		$ 27,694,134

* For the period from November 1, 2015 to February 10, 2016 (see Note A).

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Deutsche Income Trust and Shareholders of Deutsche Global High Income Fund:

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Deutsche Global High Income Fund (the "Fund") at October 31, 2016, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2016 by correspondence with the custodian, and transfer agent, brokers, agent banks, and the application of alternative auditing procedures where such confirmations had not been received, provide a reasonable basis for our opinion.

Boston, Massachusetts December 22, 2016	PricewaterhouseCoopers LLP

Information About Your Fund's Expenses

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include sales charges (loads), redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in each Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, Class S shares limited these expenses; had they not done so, expenses would have been higher. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (May 1, 2016 to October 31, 2016).

The tables illustrate your Fund's expenses in two ways:

— Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

— Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. Subject to certain exceptions, an account maintenance fee of $20.00 assessed once per calendar year for Classes A, C and S shares may apply for accounts with balances less than $10,000. This fee is not included in these tables. If it was, the estimate of expenses paid for Classes A, C and S shares during the period would be higher, and account value during the period would be lower, by this amount.

Expenses and Value of a $1,000 Investment for the six months ended October 31, 2016 (Unaudited)
Actual Fund Return	Class A	Class C	Class S	Institutional Class
Beginning Account Value 5/1/16	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 10/31/16	$ 1,056.90	$ 1,054.40	$ 1,059.40	$ 1,060.30
Expenses Paid per $1,000*	$ 5.48	$ 9.40	$ 4.40	$ 3.83
Hypothetical 5% Fund Return	Class A	Class C	Class S	Institutional Class
Beginning Account Value 5/1/16	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 10/31/16	$ 1,019.81	$ 1,015.99	$ 1,020.86	$ 1,021.42
Expenses Paid per $1,000*	$ 5.38	$ 9.22	$ 4.32	$ 3.76

* Expenses are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by 184 (the number of days in the most recent six-month period), then divided by 366.

Annualized Expense Ratios	Class A	Class C	Class S	Institutional Class
Deutsche Global High Income Fund	1.06%	1.82%	.85%	.74%

For more information, please refer to the Fund's prospectus.

For an analysis of the fees associated with an investment in the Fund or similar funds, please refer to http://apps.finra.org/fundanalyzer/1/fa.aspx.

Tax Information (Unaudited)

Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call (800) 728-3337.

Taxpayers filing on a calendar year basis will receive tax information for the 2016 calendar year after year end.

Advisory Agreement Board Considerations and Fee Evaluation

The Board of Trustees (hereinafter referred to as the "Board" or "Trustees") approved the renewal of Deutsche Global High Income Fund’s (the "Fund") investment management agreement (the "Agreement") with Deutsche Investment Management Americas Inc. ("DIMA") in September 2016.

In terms of the process that the Board followed prior to approving the Agreement, shareholders should know that:

— During the entire process, all of the Fund’s Trustees were independent of DIMA and its affiliates (the "Independent Trustees").

— The Board met frequently during the past year to discuss fund matters and dedicated a substantial amount of time to contract review matters. Over the course of several months, the Board’s Contract Committee reviewed extensive materials received from DIMA, independent third parties and independent counsel. These materials included an analysis of the Fund’s performance, fees and expenses, and profitability from a fee consultant retained by the Fund’s Independent Trustees (the "Fee Consultant"). The Board also received extensive information throughout the year regarding performance of the Fund.

— The Independent Trustees regularly meet privately with counsel to discuss contract review and other matters. In addition, the Independent Trustees were advised by the Fee Consultant in the course of their review of the Fund’s contractual arrangements and considered a comprehensive report prepared by the Fee Consultant in connection with their deliberations.

— In connection with reviewing the Agreement, the Board also reviewed the terms of the Fund’s Rule 12b-1 plan, distribution agreement, administrative services agreement, transfer agency agreement and other material service agreements.

— Based on its evaluation of the information provided, the Contract Committee presented its findings and recommendations to the Board. The Board then reviewed the Contract Committee’s findings and recommendations.

In connection with the contract review process, the Contract Committee and the Board considered the factors discussed below, among others. The Board also considered that DIMA and its predecessors have managed the Fund since its inception, and the Board believes that a long-term relationship with a capable, conscientious advisor is in the best interests of the Fund. The Board considered, generally, that shareholders chose to invest or remain invested in the Fund knowing that DIMA managed the Fund. DIMA is part of Deutsche Bank AG’s ("Deutsche Bank") Asset Management ("Deutsche AM") division. Deutsche AM is a global asset management business that offers a wide range of investing expertise and resources, including research capabilities in many countries throughout the world. Deutsche Bank has advised the Board that the U.S. asset management business continues to be a critical and integral part of Deutsche Bank, and that Deutsche Bank will continue to invest in Deutsche AM and seek to enhance Deutsche AM’s investment platform. Deutsche Bank also has confirmed its commitment to maintaining strong legal and compliance groups within the Deutsche AM division.

As part of the contract review process, the Board carefully considered the fees and expenses of each Deutsche fund overseen by the Board in light of the fund’s performance. In many cases, this led to the negotiation and implementation of expense caps. As part of these negotiations, the Board indicated that it would consider relaxing these caps in future years following sustained improvements in performance, among other considerations.

While shareholders may focus primarily on fund performance and fees, the Fund’s Board considers these and many other factors, including the quality and integrity of DIMA’s personnel and such other issues as back-office operations, fund valuations, and compliance policies and procedures.

Nature, Quality and Extent of Services. The Board considered the terms of the Agreement, including the scope of advisory services provided under the Agreement. The Board noted that, under the Agreement, DIMA provides portfolio management services to the Fund and that, pursuant to a separate administrative services agreement, DIMA provides administrative services to the Fund. The Board considered the experience and skills of senior management and investment personnel and the resources made available to such personnel. The Board reviewed the Fund’s performance over short-term and long-term periods and compared those returns to various agreed-upon performance measures, including market index(es) and a peer universe compiled using information supplied by Morningstar Direct ("Morningstar"), an independent fund data service. The Board also noted that it has put into place a process of identifying "Focus Funds" (e.g., funds performing poorly relative to a peer universe), and receives additional reporting from DIMA regarding such funds and, where appropriate, DIMA’s plans to address underperformance. The Board believes this process is an effective manner of identifying and addressing underperforming funds. Based on the information provided, the Board noted that for the one-, three- and five-year periods ended December 31, 2015, the Fund’s performance (Class A shares) was in the 2nd quartile, 2nd quartile and 1st quartile, respectively, of the applicable Morningstar universe (the 1st quartile being the best performers and the 4th quartile being the worst performers). The Board also observed that the Fund has outperformed its benchmark in the one-, three- and five-year periods ended December 31, 2015. The Board observed that there were limitations to the usefulness of the comparative data provided by Morningstar, noting that the applicable Morningstar universe for the Fund included funds that pursue substantially different investment programs as compared to that pursued by the Fund. As a result, the Board gave increased weight to the Fund’s performance relative to a customized peer group of global funds.

Fees and Expenses. The Board considered the Fund’s investment management fee schedule, operating expenses and total expense ratios, and comparative information provided by Broadridge Financial Solutions, Inc. ("Broadridge") and the Fee Consultant regarding investment management fee rates paid to other investment advisors by similar funds (1st quartile being the most favorable and 4th quartile being the least favorable). With respect to management fees paid to other investment advisors by similar funds, the Board noted that the contractual fee rates paid by the Fund, which include a 0.10% fee paid to DIMA under the Fund’s administrative services agreement, were lower than the median (1st quartile) of the applicable Broadridge peer group (based on Broadridge data provided as of December 31, 2015). The Board noted that the Fund’s Class A shares total (net) operating expenses (excluding 12b-1 fees) were expected to be higher than the median (3rd quartile) of the applicable Broadridge expense universe (based on Broadridge data provided as of December 31, 2015, and analyzing Broadridge expense universe Class A (net) expenses less any applicable 12b-1 fees) ("Broadridge Universe Expenses"). The Board observed that the Broadridge expense universe for the Fund included funds that pursue substantially different investment programs as compared to that pursued by the Fund. The Board also reviewed data comparing each share class’s total (net) operating expenses to the applicable Broadridge Universe Expenses. The Board noted that the expense limitations agreed to by DIMA were expected to help the Fund’s total (net) operating expenses remain competitive. The Board considered the Fund’s management fee rate as compared to fees charged by DIMA to comparable Deutsche U.S. registered funds ("Deutsche Funds") and considered differences between the Fund and the comparable Deutsche Funds. The information requested by the Board as part of its review of fees and expenses also included information about institutional accounts (including any sub-advised funds and accounts) and funds offered primarily to European investors ("Deutsche Europe funds") managed by Deutsche AM. The Board noted that DIMA indicated that Deutsche AM does not manage any institutional accounts or Deutsche Europe funds comparable to the Fund.

On the basis of the information provided, the Board concluded that management fees were reasonable and appropriate in light of the nature, quality and extent of services provided by DIMA.

Profitability. The Board reviewed detailed information regarding revenues received by DIMA under the Agreement. The Board considered the estimated costs and pre-tax profits realized by DIMA from advising the Deutsche Funds, as well as estimates of the pre-tax profits attributable to managing the Fund in particular. The Board also received information regarding the estimated enterprise-wide profitability of DIMA and its affiliates with respect to all fund services in totality and by fund. The Board and the Fee Consultant reviewed DIMA’s methodology in allocating its costs to the management of the Fund. Based on the information provided, the Board concluded that the pre-tax profits realized by DIMA in connection with the management of the Fund were not unreasonable. The Board also reviewed certain publicly available information regarding the profitability of certain similar investment management firms. The Board noted that while information regarding the profitability of such firms is limited (and in some cases is not necessarily prepared on a comparable basis), DIMA and its affiliates’ overall profitability with respect to the Deutsche Funds (after taking into account distribution and other services provided to the funds by DIMA and its affiliates) was lower than the overall profitability levels of most comparable firms for which such data was available.

Economies of Scale. The Board considered whether there are economies of scale with respect to the management of the Fund and whether the Fund benefits from any economies of scale. The Board noted that the Fund’s management fee schedule includes fee breakpoints. The Board concluded that the Fund’s fee schedule represents an appropriate sharing between the Fund and DIMA of such economies of scale as may exist in the management of the Fund at current asset levels.

Other Benefits to DIMA and Its Affiliates. The Board also considered the character and amount of other incidental benefits received by DIMA and its affiliates, including any fees received by DIMA for administrative services provided to the Fund and any fees received by an affiliate of DIMA for distribution services. The Board also considered benefits to DIMA related to brokerage and soft-dollar allocations, including allocating brokerage to pay for research generated by parties other than the executing broker dealers, which pertain primarily to funds investing in equity securities, along with the incidental public relations benefits to DIMA related to Deutsche Funds advertising and cross-selling opportunities among DIMA products and services. The Board considered these benefits in reaching its conclusion that the Fund’s management fees were reasonable.

Compliance. The Board considered the significant attention and resources dedicated by DIMA to documenting and enhancing its compliance processes in recent years. The Board noted in particular (i) the experience, seniority and time commitment of the individuals serving as DIMA’s and the Fund’s chief compliance officers; (ii) the large number of DIMA compliance personnel; and (iii) the substantial commitment of resources by DIMA and its affiliates to compliance matters.

Based on all of the information considered and the conclusions reached, the Board unanimously determined that the continuation of the Agreement is in the best interests of the Fund. In making this determination, the Board did not give particular weight to any single factor identified above. The Board considered these factors over the course of numerous meetings, certain of which were in executive session with only the Independent Trustees and counsel present. It is possible that individual Independent Trustees may have weighed these factors differently in reaching their individual decisions to approve the continuation of the Agreement.

Board Members and Officers

The following table presents certain information regarding the Board Members and Officers of the fund. Each Board Member's year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each Board Member has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity; and (ii) the address of each Independent Board Member is c/o Kenneth C. Froewiss, Chairman, Deutsche Mutual Funds, P.O. Box 390601, Cambridge, MA 02139. Except as otherwise noted below, the term of office for each Board Member is until the election and qualification of a successor, or until such Board Member sooner dies, resigns, is removed or as otherwise provided in the governing documents of the fund. Because the fund does not hold an annual meeting of shareholders, each Board Member will hold office for an indeterminate period. The Board Members may also serve in similar capacities with other funds in the fund complex.

Independent Board Members
Name, Year of Birth, Position with the Fund and Length of Time Served[1]	Business Experience and Directorships During the Past Five Years	Number of Funds in Deutsche Fund Complex Overseen	Other Directorships Held by Board Member
Kenneth C. Froewiss (1945) Chairperson since 2013, and Board Member since 2001	Retired Clinical Professor of Finance, NYU Stern School of Business (1997–2014); Member, Finance Committee, Association for Asian Studies (2002–present); Director, Mitsui Sumitomo Insurance Group (US) (2004–present); prior thereto, Managing Director, J.P. Morgan (investment banking firm) (until 1996)	102	—
William McClayton (1944) Vice Chairperson since 2013, and Board Member since 2004	Private equity investor (since October 2009); previously, Managing Director, Diamond Management & Technology Consultants, Inc. (global consulting firm) (2001–2009); Directorship: Board of Managers, YMCA of Metropolitan Chicago; formerly: Senior Partner, Arthur Andersen LLP (accounting) (1966–2001); Trustee, Ravinia Festival	102	—
John W. Ballantine (1946) Board Member since 1999	Retired; formerly, Executive Vice President and Chief Risk Management Officer, First Chicago NBD Corporation/The First National Bank of Chicago (1996–1998); Executive Vice President and Head of International Banking (1995–1996); former Directorships: Director and former Chairman of the Board, Healthways, Inc.[2] (population well-being and wellness services) (2003–2014); Stockwell Capital Investments PLC (private equity); First Oak Brook Bancshares, Inc. and Oak Brook Bank; Prisma Energy International	102	Portland General Electric[2] (utility company) (2003– present)
Henry P. Becton, Jr. (1943) Board Member since 1990	Vice Chair and former President, WGBH Educational Foundation. Directorships: Public Radio International; Public Radio Exchange (PRX); former Directorships: Becton Dickinson and Company[2] (medical technology company); Belo Corporation[2] (media company); The PBS Foundation; Association of Public Television Stations; Boston Museum of Science; American Public Television; Concord Academy; New England Aquarium; Mass. Corporation for Educational Telecommunications; Committee for Economic Development; Public Broadcasting Service; Connecticut College; North Bennett Street School (Boston)	102	—
Dawn-Marie Driscoll (1946) Board Member since 1987	Emeritus Executive Fellow, Center for Business Ethics, Bentley University; formerly: President, Driscoll Associates (consulting firm); Partner, Palmer & Dodge (law firm) (1988–1990); Vice President of Corporate Affairs and General Counsel, Filene's (retail) (1978–1988). Directorships: Advisory Board, Center for Business Ethics, Bentley University; Trustee and former Chairman of the Board, Southwest Florida Community Foundation (charitable organization); former Directorships: ICI Mutual Insurance Company (2007–2015); Sun Capital Advisers Trust (mutual funds) (2007–2012), Investment Company Institute (audit, executive, nominating committees) and Independent Directors Council (governance, executive committees)	102	—
Keith R. Fox, CFA (1954) Board Member since 1996	Managing General Partner, Exeter Capital Partners (a series of private investment funds) (since 1986). Directorships: Progressive International Corporation (kitchen goods importer and distributor); The Kennel Shop (retailer); former Chairman, National Association of Small Business Investment Companies; former Directorships: BoxTop Media Inc. (advertising); Sun Capital Advisers Trust (mutual funds) (2011–2012)	102	—
Paul K. Freeman (1950) Board Member since 1993	Consultant, World Bank/Inter-American Development Bank; Chair, Independent Directors Council; Investment Company Institute (executive and nominating committees); formerly, Chairman of Education Committee of Independent Directors Council; Project Leader, International Institute for Applied Systems Analysis (1998–2001); Chief Executive Officer, The Eric Group, Inc. (environmental insurance) (1986–1998); Directorships: Denver Zoo Foundation (December 2012–present); former Directorships: Prisma Energy International	102	—
Richard J. Herring (1946) Board Member since 1990	Jacob Safra Professor of International Banking and Professor, Finance Department, The Wharton School, University of Pennsylvania (since July 1972); Co-Director, Wharton Financial Institutions Center; formerly: Vice Dean and Director, Wharton Undergraduate Division (July 1995–June 2000); Director, Lauder Institute of International Management Studies (July 2000–June 2006)	102	Director, Aberdeen Singapore and Japan Funds (since 2007); Independent Director of Barclays Bank Delaware (since September 2010)
Rebecca W. Rimel (1951) Board Member since 1995	President, Chief Executive Officer and Director, The Pew Charitable Trusts (charitable organization) (1994 to present); formerly: Executive Vice President, The Glenmede Trust Company (investment trust and wealth management) (1983–2004); Board Member, Investor Education (charitable organization) (2004–2005); Trustee, Executive Committee, Philadelphia Chamber of Commerce (2001–2007); Director, Viasys Health Care[2] (January 2007–June 2007); Trustee, Thomas Jefferson Foundation (charitable organization) (1994–2012)	102	Director, Becton Dickinson and Company[2] (medical technology company) (2012– present); Director, BioTelemetry Inc.[2] (health care) (2009– present)
William N. Searcy, Jr. (1946) Board Member since 1993	Private investor since October 2003; formerly: Pension & Savings Trust Officer, Sprint Corporation[2] (telecommunications) (November 1989–September 2003); Trustee, Sun Capital Advisers Trust (mutual funds) (1998–2012)	102	—
Jean Gleason Stromberg (1943) Board Member since 1997	Retired. Formerly, Consultant (1997–2001); Director, Financial Markets U.S. Government Accountability Office (1996–1997); Partner, Norton Rose Fulbright, L.L.P. (law firm) (1978–1996); former Directorships: The William and Flora Hewlett Foundation (charitable organization) (2000–2015); Service Source, Inc. (nonprofit), Mutual Fund Directors Forum (2002–2004), American Bar Retirement Association (funding vehicle for retirement plans) (1987–1990 and 1994–1996)	102	—

Officers[4]
Name, Year of Birth, Position with the Fund and Length of Time Served[5]	Business Experience and Directorships During the Past Five Years
Brian E. Binder[8] (1972) President and Chief Executive Officer, 2013–present	Managing Director[3] and Head of US Product and Fund Administration, Deutsche Asset Management (2013–present); Director and President, Deutsche AM Service Company (since 2016); Director and Vice President, Deutsche AM Distributors, Inc. (since 2016); Director and President, DB Investment Managers, Inc. (since 2016); formerly, Head of Business Management and Consulting at Invesco, Ltd. (2010–2012)
John Millette[7] (1962) Vice President and Secretary, 1999–present	Director,[3] Deutsche Asset Management; Chief Legal Officer and Secretary, Deutsche Investment Management Americas Inc. (2015–present); and Director and Vice President, Deutsche AM Trust Company (since 2016)
Hepsen Uzcan[6] (1974) Vice President, since 2016[9] Assistant Secretary, 2013–present	Director,[3] Deutsche Asset Management
Paul H. Schubert[6] (1963) Chief Financial Officer, 2004–present Treasurer, 2005–present	Managing Director,[3] Deutsche Asset Management, and Chairman, Director and President, Deutsche AM Trust Company (since 2013); formerly, Director, Deutsche AM Trust Company (2004–2013)
Caroline Pearson[7] (1962) Chief Legal Officer, 2010–present	Managing Director,[3] Deutsche Asset Management; Secretary, Deutsche AM Distributors, Inc.; and Secretary, Deutsche AM Service Company
Scott D. Hogan[7] (1970) Chief Compliance Officer, since 2016[10]	Director,[3] Deutsche Asset Management
Wayne Salit[6] (1967) Anti-Money Laundering Compliance Officer, 2014–present	Director,[3] Deutsche Asset Management; formerly: Managing Director, AML Compliance Officer at BNY Mellon (2011–2014); and Director, AML Compliance Officer at Deutsche Bank (2004–2011)
Paul Antosca[7] (1957) Assistant Treasurer, 2007–present	Director,[3] Deutsche Asset Management
Jack Clark[7] (1967) Assistant Treasurer, 2007–present	Director,[3] Deutsche Asset Management
Diane Kenneally[7] (1966) Assistant Treasurer, 2007–present	Director,[3] Deutsche Asset Management

1 The length of time served represents the year in which the Board Member joined the board of one or more Deutsche funds currently overseen by the Board.

2 A publicly held company with securities registered pursuant to Section 12 of the Securities Exchange Act of 1934.

3 Executive title, not a board directorship.

4 As a result of their respective positions held with the Advisor, these individuals are considered "interested persons" of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the fund.

5 The length of time served represents the year in which the officer was first elected in such capacity for one or more Deutsche funds.

6 Address: 60 Wall Street, New York, NY 10005.

7 Address: One Beacon Street, Boston, MA 02108.

8 Address: 222 South Riverside Plaza, Chicago, IL 60606.

9 Effective as of May 11, 2016.

10 Mr. Hogan became Chief Compliance Officer effective June 1, 2016.

The fund's Statement of Additional Information ("SAI") includes additional information about the Board Members. The SAI is available, without charge, upon request. If you would like to request a copy of the SAI, you may do so by calling the following toll-free number: (800) 728-3337.

Account Management Resources

For More Information

The automated telephone system allows you to access personalized account information and obtain information on other Deutsche funds using either your voice or your telephone keypad. Certain account types within Classes A, C and S also have the ability to purchase, exchange or redeem shares using this system.

For more information, contact your financial advisor. You may also access our automated telephone system or speak with a Shareholder Service representative by calling:

(800) 728-3337

Web Site

deutschefunds.com

View your account transactions and balances, trade shares, monitor your asset allocation, subscribe to fund and account updates by e-mail, and change your address, 24 hours a day.

Obtain prospectuses and applications, blank forms, interactive worksheets, news about Deutsche funds, retirement planning information, and more.

Written Correspondence	Deutsche Asset Management PO Box 219151 Kansas City, MO 64121-9151
Proxy Voting	The fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 are available on our Web site — deutschefunds.com (click on "proxy voting"at the bottom of the page) — or on the SEC's Web site — sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at (800) 728-3337.
Portfolio Holdings	Following the fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. This form will be available on the SEC's Web site at sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330. The fund's portfolio holdings are also posted on deutschefunds.com from time to time. Please see the fund's current prospectus for more information.
Principal Underwriter	If you have questions, comments or complaints, contact: Deutsche AM Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
Investment Management

Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), which is part of Deutsche Asset Management, is the investment advisor for the fund. DIMA and its predecessors have more than 80 years of experience managing mutual funds and DIMA provides a full range of investment advisory services to both institutional and retail clients.

DIMA is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution engaged in a wide variety of financial services, including investment management, retail, private and commercial banking, investment banking and insurance.

Deutsche Asset Management is the retail brand name in the U.S. for the asset management activities of Deutsche Bank AG and DIMA. Deutsche Asset Management is committed to delivering the investing expertise, insight and resources of this global investment platform to American investors.

	Class A	Class C	Class S	Institutional Class
Nasdaq Symbol	SGHAX	SGHCX	SGHSX	MGHYX
CUSIP Number	25155T 882	25155T 700	25155T 601	25155T 502
Fund Number	416	716	2100	596

For shareholders of Class R6
Automated Information Line	Deutsche AM Flex Plan Access (800) 728-3337 24-hour access to your retirement plan account.
Web Site

deutschefunds.com

Click "Retirement Plans" to reallocate assets, process transactions, review your funds, and subscribe to fund updates by e-mail through our secure online account access.

Obtain prospectuses and applications, blank forms, interactive worksheets, news about Deutsche funds, retirement planning information, and more.

For More Information	(800) 728-3337 To speak with a service representative.
Written Correspondence	Deutsche AM Service Company 222 South Riverside Plaza Chicago, IL 60606-5806

Class R6
Nasdaq Symbol	SGHRX
CUSIP Number	25155T 353
Fund Number	1616

Notes

Notes

Notes

Notes

Notes

Notes

ITEM 2.	CODE OF ETHICS

As of the end of the period covered by this report, the registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its Principal Executive Officer and Principal Financial Officer.

There have been no amendments to, or waivers from, a provision of the code of ethics during the period covered by this report that would require disclosure under Item 2.

A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

The fund’s audit committee is comprised solely of trustees who are "independent" (as such term has been defined by the Securities and Exchange Commission ("SEC") in regulations implementing Section 407 of the Sarbanes-Oxley Act (the "Regulations")). The fund’s Board of Trustees has determined that there are several "audit committee financial experts" (as such term has been defined by the Regulations) serving on the fund’s audit committee including Mr. Paul K. Freeman, the chair of the fund’s audit committee. An “audit committee financial expert” is not an “expert” for any purpose, including for purposes of Section 11 of the Securities Act of 1933 and the designation or identification of a person as an “audit committee financial expert” does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

Deutsche global high Income Fund
form n-csr disclosure re: AUDIT FEES

The following table shows the amount of fees that PricewaterhouseCoopers, LLP (“PWC”), the Fund’s independent registered public accounting firm, billed to the Fund during the Fund’s last two fiscal years. The Audit Committee approved in advance all audit services and non-audit services that PWC provided to the Fund.

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Fund

Fiscal Year Ended October 31,	Audit Fees Billed to Fund	Audit-Related Fees Billed to Fund	Tax Fees Billed to Fund	All Other Fees Billed to Fund
2016	$91,465	$0	$0	$0
2015	$88,765	$0	$0	$0

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Adviser and Affiliated Fund Service Providers

The following table shows the amount of fees billed by PWC to Deutsche Investment Management Americas Inc. (“DIMA” or the “Adviser”), and any entity controlling, controlled by or under common control with DIMA (“Control Affiliate”) that provides ongoing services to the Fund (“Affiliated Fund Service Provider”), for engagements directly related to the Fund’s operations and financial reporting, during the Fund’s last two fiscal years.

Fiscal Year Ended October 31,	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
2016	$0	$52,339	$0
2015	$0	$30,661	$0

The “Tax Fees Billed to the Advisor” were billed for services associated with foreign tax filings.

Non-Audit Services

The following table shows the amount of fees that PWC billed during the Fund’s last two fiscal years for non-audit services. The Audit Committee pre-approved all non-audit services that PWC provided to the Adviser and any Affiliated Fund Service Provider that related directly to the Fund’s operations and financial reporting. The Audit Committee requested and received information from PWC about any non-audit services that PWC rendered during the Fund’s last fiscal year to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating PWC’s independence.

Fiscal Year Ended October 31,	Total Non-Audit Fees Billed to Fund (A)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Fund) (B)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements) (C)	Total of (A), (B) and (C)
2016	$0	$52,339	$0	$52,339
2015	$0	$30,661	$0	$30,661

Audit Committee Pre-Approval Policies and Procedures. Generally, each Fund’s Audit Committee must pre approve (i) all services to be performed for a Fund by a Fund’s Independent Registered Public Accounting Firm and (ii) all non-audit services to be performed by a Fund’s Independent Registered Public Accounting Firm for the DIMA Entities with respect to operations and financial reporting of the Fund, except that the Chairperson or Vice Chairperson of each Fund’s Audit Committee may grant the pre-approval for non-audit services described in items (i) and (ii) above for non-prohibited services for engagements of less than $100,000. All such delegated pre approvals shall be presented to each Fund’s Audit Committee no later than the next Audit Committee meeting.

There were no amounts that were approved by the Audit Committee pursuant to the de minimis exception under Rule 2-01 of Regulation S-X.

According to the registrant’s principal Independent Registered Public Accounting Firm, substantially all of the principal Independent Registered Public Accounting Firm's hours spent on auditing the registrant's financial statements were attributed to work performed by full-time permanent employees of the principal Independent Registered Public Accounting Firm.

***

In connection with the audit of the 2015 and 2016 financial statements, the Fund entered into an engagement letter with PwC. The terms of the engagement letter required by PwC, and agreed to by the Fund’s Audit Committee, include a provision mandating the use of mediation and arbitration to resolve any controversy or claim between the parties arising out of or relating to the engagement letter or the services provided there-under.

***

In a letter provided to the Audit Committee pursuant to PCAOB Rule 3526 and dated July 19, 2016, PwC informed the Audit Committee that PwC had identified circumstances where PwC maintains lending relationships with owners of greater than 10% of the shares of certain investment companies within the “investment company complex” as defined under Rule 2-01(f)(14) of Regulation S-X. PwC informed the Audit Committee that these lending relationships are inconsistent with the SEC Staff’s interpretation of Rule 2-01(c)(l)(ii)(A) of Regulation S-X (referred to as the “Loan Rule”).

The Loan Rule specifically provides that an accounting firm would not be independent if it receives a loan from a lender that is a record or beneficial owner of more than ten percent of an audit client’s equity securities. For purposes of the Loan Rule, audit clients include the Fund as well as all registered investment companies advised by Deutsche Investment Management Americas Inc. (the “Adviser”), the Fund’s investment adviser, and its affiliates, including other subsidiaries of the Adviser’s parent company, Deutsche Bank AG (collectively, the “Deutsche Funds Complex”). PwC’s lending relationships effect PwC’s independence under the SEC Staff’s interpretation of the Loan Rule with respect to all investment companies in the Deutsche Funds Complex.

In its July 19, 2016 letter, PwC affirmed to the Audit Committee that, as of the date of the letter, PwC is an independent accountant with respect to the Fund, within the meaning of PCAOB Rule 3520. In its letter, PwC also informed the Audit Committee that, after evaluating the facts and circumstances and the applicable independence rules, PwC has concluded that with regard to its compliance with the independence criteria set forth in the rules and regulations of the SEC related to the Loan Rule, it believes that it remains objective and impartial despite matters that may ultimately be determined to be inconsistent with these criteria and therefore it can continue to serve as the Fund’s registered public accounting firm. PwC informed the Audit Committee that its conclusion was based on a number of factors, including, among others, PwC’s belief that the lenders are not able to impact the impartiality of PwC or assert any influence over the investment companies in the Deutsche Funds Complex whose shares the lenders own or the applicable investment company’s investment adviser; and the lenders receive no direct benefit from their ownership of the investment companies in the Deutsche Funds Complex in separate accounts maintained on behalf of their insurance contract holders. In addition, the individuals at PwC who arranged PwC’s lending relationships have no oversight of, or ability to influence, the individuals at PwC who conducted the audits of the Fund’s financial statements.

On June 20, 2016, the SEC Staff issued a “no-action” letter to another mutual fund complex (see Fidelity Management & Research Company et al., No-Action Letter) related to similar Loan Rule issues as those described above. In that letter, the SEC Staff confirmed that it would not recommend enforcement action against an investment company that relied on the audit services performed by an audit firm that was not in compliance with the Loan Rule in certain specified circumstances. The circumstances described in the no-action letter appear to be substantially similar to the circumstances that effected PwC’s independence under the Loan Rule with respect to the Fund. PwC confirmed to the Audit Committee that it meets the conditions of the no-action letter. In the no-action letter, the SEC Staff stated that the relief under the letter is temporary and will expire 18 months after the issuance of the letter.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable

ITEM 6.	SCHEDULE OF INVESTMENTS

Not applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not applicable

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There were no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board. The primary function of the Nominating and Governance Committee is to identify and recommend individuals for membership on the Board and oversee the administration of the Board Governance Guidelines. Shareholders may recommend candidates for Board positions by forwarding their correspondence by U.S. mail or courier service to Kenneth C. Froewiss, Independent Chairman, Deutsche Mutual Funds, P.O. Box 390601, Cambridge, MA 02139.

ITEM 11.	CONTROLS AND PROCEDURES

	(a)	The Chief Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

	(b)	There have been no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

ITEM 12.	EXHIBITS

	(a)(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.

	(a)(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

	(b)	Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	Deutsche Global High Income Fund, a series of Deutsche Income Trust

By:	/s/Brian E. Binder Brian E. Binder President

Date:	12/30/2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Brian E. Binder Brian E. Binder President

Date:	12/30/2016

By:	/s/Paul Schubert Paul Schubert Chief Financial Officer and Treasurer

Date:	12/30/2016